UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2010

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Loomis, Sayles & Company, L.P.

Management Discussion and Investment Results page 1

Portfolio of Investments page 18

Financial Statements page 53

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in bond investments

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

Investors’ overall willingness to accept risk continued to improve gradually over the past 12 months, and this was reflected in the solid performance of a wide range of non-Treasury sectors in the bond market. Concerns over debt problems in Greece and other peripheral eurozone countries, uncertainty surrounding the financial sector in Europe and pending financial legislation in the United States produced a major sell-off of riskier asset classes in May. However, as riskier asset classes settled down, the U.S. and global economies showed sustained signs of improvement over the period. And recently, mixed economic data have been met with growing confidence that the Federal Reserve Board (the Fed) will take action to keep the economy on track if there is any period of sustained weakness. Against this backdrop, a wide range of non-Treasury sectors delivered solid performance for the 12-month period ended September 30, 2010. The U.S. high-grade and high-yield markets, in particular, rebounded in the final quarter of the period. Heavy new corporate bond issuance was met with enthusiastic buying by investors seeking incremental yield. Treasuries also performed well, as investors embraced the prospects of a renewed round of quantitative easing by the Fed.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Core Plus Bond Fund returned 12.55% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 8.16%. It also outperformed Morningstar’s Intermediate-Term Bond category, which had an average return of 10.03%.

Explanation of Fund Performance

In an environment of declining interest rates and increasing risk tolerance, the fund benefited from its longer-than-market duration and an overweight allocation to non-Treasury sectors and non-U.S. dollar markets. Duration is a measure of interest rate sensitivity. We focused on investment-grade names with Baa and A quality ratings. In particular, we emphasized longer-duration investment grade industrial cyclicals, which we believed offered more value on a relative basis. Our emphasis on these types of bonds generated solid returns for the fund over the past 12 months. More recently we have harvested some gains and swapped the proceeds into longer-dated Treasuries.

We also maintained a near maximum allocation to high-yield corporate bonds, trimming out-performers that seemed to us to be nearing fair value and adding to issuers with solid balance sheets, leading market positions and proven access to capital. Our goal has been to generate significant incremental portfolio yield, while maintaining what we believe is an acceptable level of risk.

During the sovereign debt crisis in Europe, we opportunistically increased the fund’s exposure to bonds denominated in the Mexican peso and added to New Zealand and Canadian dollar-based issues. These three currencies subsequently rallied. We sold the positions and used the profits to purchase U.S. Treasuries and higher coupon agency mortgage-backed securities (MBS). The fund also retains a relatively large position in commercial mortgage-backed securities, which have provided significant excess return. The fund has a significant underweight in MBS, but has increased that allocation in recent weeks. A small cash position slightly detracted from overall returns.

Outlook

We believe the portfolio is well-positioned for a longer-term U.S. and global market recovery. However, we are aware that the potential for renewed investor concerns over the European sovereign debt crisis, tighter credit in China and India and slowing economic activity in the developed world pose risks to this outlook. We will monitor market conditions closely and may choose to become more defensive if the environment changes.

1  |

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20104

	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
Net Asset Value[1]	12.55%	7.89%	6.63%
With Maximum Sales Charge[2]	7.50	6.90	6.14

Class B (Inception 9/13/93)
Net Asset Value[1]	11.64	7.11	5.84
With CDSC[3]	6.64	6.80	5.84

Class C (Inception 12/30/94)
Net Asset Value[1]	11.71	7.10	5.84
With CDSC[3]	10.71	7.10	5.84

Class Y (Inception 12/30/94)
Net Asset Value[1]	12.85	8.18	6.99

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41
Morningstar Int.-Term Bond Fund Avg.	10.03	5.41	5.85

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	44.6
Aa	4.6
A	7.6
Baa	19.2
Ba	12.9
B	4.1
Caa and lower	0.1
Not Rated	0.2
Short-term and other	6.7

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 9/30/10
1 year or less	12.3
1-5 years	36.3
5-10 years	36.6
10+ years	14.8
Average Effective Duration	6.0	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.90%
B	1.72	1.65
C	1.72	1.65
Y	0.68	0.65

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 4.50%.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Associate Manager:

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

As credit markets continued to recover from the worst financial crisis in recent history, investors grew more accepting of risk and sought higher yields in corporate issues. Demand for riskier asset classes and low interest rates helped companies refinance higher-cost debt while extending pending maturities. Credit fundamentals continued to improve, thanks to cost-cutting initiatives that boosted earnings and cautious managements that continued to stockpile cash. However, headwinds kept markets volatile as investors tried to gauge the impact of Europe’s sovereign debt problems and the slow pace of economic growth in the United States and abroad.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles High Income Fund returned 17.05% at net asset value. The fund modestly underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 18.44% over the period. The fund outperformed Morningstar’s High Yield Bond category, which had an average return of 16.53%.

Explanation of Fund Performance

High-yield industrial holdings were the chief source of positive performance over the period. Investors seeking appreciation plus generous yields bought industrial issues in hopes that the sector would benefit from global economic recovery. This strategy was rewarded when strong earnings boosted prices for many issues. High-yield utilities rebounded when investors reassessed valuations in this beaten-down group. Selected out-of-benchmark positions in non-U.S.-dollar-denominated securities bolstered performance, as investors reached for yield. The Mexican peso, Uruguayan peso and Brazilian real made the greatest currency contributions. Convertible issues of some automotive and pharmaceutical holdings also added to performance, while Baa - Ba rated bonds delivered the best returns relative to the benchmark.

Below-benchmark exposure in two areas hampered relative results: high-yield financials and Caa - Ca quality issues. Successful security selection in the high-yield financials sector generated strong absolute performance, but an underweight position hurt relative performance. The sector rose based on favorable stress test outcomes for financial institutions in the United States and in Europe, notwithstanding the uncertain regulatory future. Investor appetite for yield and renewed acceptance of risk drove strong gains among Caa quality issues, but the fund’s results again were overshadowed by the benchmark’s larger commitment. Holdings tied to the Canadian dollar, South Korea’s won and the British pound also underperformed on a relative basis.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing will continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. The fund remains positioned to take advantage of the slowly improving global economy. We continue to see incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

3  |

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2000 through September 30, 2010

Average Annual Returns  —  September 30, 20104

	1 Year	5 Years	10 Years	Since Class Y Inception[7]

Class A (Inception 2/22/84)
Net Asset Value[1]	17.05%	7.40%	4.22%	—
With Maximum Sales Charge[2]	11.82	6.44	3.74	—

Class B (Inception 9/20/93)
Net Asset Value[1]	16.13	6.61	3.43	—
With CDSC[3]	11.13	6.30	3.43	—

Class C (Inception 3/2/98)
Net Asset Value[1]	16.15	6.63	3.44	—
With CDSC[3]	15.15	6.63	3.44	—

Class Y (Inception 2/29/08)
Net Asset Value[1]	17.11	—	—	8.60

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index	18.44	8.37	7.96	11.96
Morningstar High Yield Bond Fund Avg.	16.53	6.01	5.95	8.23

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	4.5
Aa	4.2
A	5.6
Baa	3.6
Ba	26.0
B	33.8
Caa and lower	8.4
Not Rated	5.1
Short-term and other	8.8

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P and Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	12.6
1-5 years	31.3
5-10 years	26.1
10+ years	30.0
Average Effective Maturity	8.7	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.28%	1.15%
B	2.06	1.90
C	2.03	1.90
Y	0.92	0.90

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 4.50%.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

7	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

David W. Rolley, CFA

Kenneth M. Buntrock, CFA, CIC

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Market Conditions

Lower-rated corporate bonds, emerging market debt and other credit-sensitive securities outperformed government debt in a sometimes-volatile global bond market during the 12 months ended September 30, 2010. Throughout the period, fixed-income investors encountered a host of competing signals. While strong growth in emerging markets encouraged confidence in a global recovery, signs of weakness in other parts of the world engendered fears of a double-dip recession. Meanwhile, concerns about potential defaults by the sovereign debt of some European nations brought additional market instability, especially early in the period. At the same time, low interest rates persisted. Yields on most government bonds fell, and the spread (or difference in yields) between government-related bonds and corporate bonds narrowed. Currency markets remained choppy, with investors wary about signs that some nations might devalue their currencies to increase their competitiveness in global trade.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles International Bond Fund returned 6.66% at net asset value. The fund outperformed its benchmark, the Barclays Capital Global Aggregate ex-USD Bond Index, which returned 4.72%. The fund underperformed Morningstar’s World Bond category, which had an average return of 8.30%.

Explanation of Fund Performance

A combination of favorable security selection and successful country allocations helped drive the fund’s outperformance relative to the index. Throughout the 12 months, the fund emphasized lower-rated corporate debt, which outperformed government securities. The fund also had less exposure than the index to euro-denominated bonds, which also helped performance, especially during the first half of the period when fears of a default in European sovereign debt spread through the market. The fund’s strong relative performance continued in the latter months of the period when confidence in a global economic rebound appeared to strengthen, providing support for performance of credit-sensitive securities and emerging market debt.

The fund’s consistent emphasis on lower-rated corporate securities, combined with an underweight relative to the benchmark in government debt and asset-backed securities, were the main drivers of performance. In particular, emphasis on the bonds of companies in consumer-sensitive industries, such as banking, food and beverage, retail and media, had positive influences. Those securities rallied on rising confidence about an economic recovery. Investments in the emerging-market nations of Brazil, Indonesia, Mexico and Uruguay also contributed positively to fund returns.

The fund’s underweight position in securities denominated in the Japanese yen held back performance when the yen appreciated by 7.5% relative to the U.S. dollar. Fortunately, the negative effects were limited by our decision to partially hedge the underweight position in the yen. Our emphasis on shorter-maturity securities in markets such as Korea and Singapore had a modestly negative impact on performance, as longer-maturity securities outperformed when they experienced greater price appreciation than shorter-maturity securities. An overweight position in the Norwegian krone also restricted results.

Outlook

We believe the Federal Reserve Board’s actions over the next several months are likely to have a major influence on the relative performance of different asset classes and currencies in the global fixed-income markets. The U.S. central bank’s options in monetary policy include expanding its balance sheet by buying more securities, which increases liquidity and expands the money supply. Outside the United States, the European Central Bank is passively reducing its balance sheet, which is sending the euro higher. Japan intervened in its currency markets, but we do not believe this action will hold down the yen. We are keeping the portfolio’s exposure to non-dollar currencies stable for now. At the same time, we have been slightly reducing the fund’s corporate credit holdings, and we may continue to reduce exposure in this area. We intend to maintain a conservative stance with regard to interest-rate risk, and we do not intend to extend duration, a measure of interest-rate sensitivity.

5  |

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through September 30, 2010

Average Annual Returns — September 30, 20104

	1 Year	Since Inception

Class A (Inception 2/1/08)
Net Asset Value[1]	6.66%	7.17%
With Maximum Sales Charge[2]	1.87	5.34

Class C (Inception 2/1/08)
Net Asset Value[1]	5.86	6.34
With CDSC[3]	4.86	6.34

Class Y (Inception 2/1/08)
Net Asset Value[1]	6.92	7.37

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index	4.72	5.55
Morningstar World Bond Fund Avg.	8.30	6.35

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	44.3
Aa	24.0
A	7.9
Baa	12.0
Ba	7.2
B	1.3
Short-term and other	3.3

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P and Fitch, ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	5.6
1-5 years	37.6
5-10 years	41.5
10+ years	15.3
Average Effective Maturity	7.3	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.11%	1.10%
C	2.93	1.85
Y	1.92	0.85

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 4.50%.

3	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Market Conditions

Interest rates generally declined during the 12 months ended September 30, 2010, as the economic recovery was weaker than expected and the Federal Reserve Board (the Fed) remained committed to a low interest-rate policy. Yet, the probability of a lapse back into recession diminished during the period. As a result, the spread (or difference in yields) between government-related and non-government-related bonds declined significantly, and prices on non-government bonds rose strongly. Meanwhile, tighter standards made it difficult for many borrowers with high interest rates to refinance. This led to slower-than-expected pre-payments on premium government sponsored enterprise (GSE) mortgage-backed securities (MBS), which aided performance in this category.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 6.03% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned 4.19%. The fund also outperformed Morningstar’s Short Government category, which had an average return of 3.68%.

Explanation of Fund Performance

The fund’s positions in higher-yielding sectors – notably MBS and asset-backed securities (ABS) – were primarily responsible for the fund’s superior results relative to its benchmark. These sectors performed well during the year, except during the second quarter, when concerns over European sovereign bonds caused yield spreads to widen. (Sovereign bonds are foreign government bonds issued in local currencies.) However, as investors shifted their focus back toward yield opportunities in the domestic bond markets, the MBS and ABS sectors offered a compelling combination of high quality and attractive yields.

Commercial mortgage-backed securities (CMBS) were the greatest contributors to the fund’s strong relative performance, followed by MBS issued by GSEs and ABS. As interest rates generally remained low throughout the year, strong investor demand fueled gains for the fund’s holdings in these sectors. By contrast, U.S. Treasury securities and bonds issued by GSEs were underperformers. Longer-maturity securities experienced greater price appreciation than securities with shorter maturities. As a result, the fund’s emphasis on shorter maturities detracted from performance.

Outlook

We believe the Fed will continue its current interest-rate policy well into 2011. In the intermediate term, we anticipate a gradual rise in interest rates, as modest economic growth persists.

Provided interest rates remain relatively stable, we expect the fund’s holdings in MBS to benefit, and our focus will remain on income rather than appreciation potential. At the end of the period, the fund had more emphasis than the index on MBS issued by GSEs, CMBS and ABS. We believe these sectors continue to offer a modest yield advantage as well as strong credit quality.

Although we expect fundamental economic weakness to persist for some time in both the mortgage and consumer loan markets, we believe that the securities we selected for the fund are less vulnerable to credit risk because of certain credit enhancements that are in place to help absorb credit losses and protect senior securities. In addition, we believe these securities continue to offer compelling value.

7  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20104

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
Net Asset Value[1]	6.03%	5.39%	4.89%
With Maximum Sales Charge[2]	2.84	4.75	4.57

Class B (Inception 9/27/93)
Net Asset Value[1]	5.16	4.58	4.14
With CDSC[3]	0.16	4.24	4.14

Class C (Inception 12/30/94)
Net Asset Value[1]	5.24	4.62	4.15
With CDSC[3]	4.24	4.62	4.15
Class Y (Inception 3/31/94) Net Asset Value[1]	6.20	5.65	5.19

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index	4.19	5.18	4.99
Morningstar Short Government Fund Avg.	3.68	4.27	4.12

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Treasuries	30.9
Mortgage Related	22.0
Government Owned - No Guarantee	22.0
Commercial Mortgage-Backed Securities	14.5
Government Sponsored	4.9
ABS Car Loan	2.0
Government Guaranteed	1.2
ABS Credit Card	0.9
ABS Home Equity	0.5
Hybrid ARMs	0.3
Collateralized Mortgage Obligations	0.2
Short-term and Other	0.6

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	19.8
1-5 years	66.0
5-10 years	14.2
Average Effective Maturity	2.6	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6,7]
A	0.99%	0.85%
B	1.74	1.60
C	1.74	1.60
Y	0.72	0.60

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 3.00%.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

7	As of 7/1/10, the fund’s expenses were lowered; current expenses will be reflected in the annual update of the fund’s prospectus.

|  8

LOOMIS SAYLES STRATEGIC INCOME FUND

Management Discussion

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

As the worst of the credit crisis receded, bond investors began to accept more risk in pursuit of yield and appreciation. Companies used the demand for riskier asset classes and low interest rates as an opportunity to refinance older, more costly debt, which benefited both high-yield and investment-grade issues. Encouraging results from the stress tests applied to European banks helped calm investor fears. Yet substantial challenges remained: the slow pace of recovery in the United States combined with the massive federal budget deficit, and China’s efforts to cool its economy, which sent waves of worry through global markets.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Strategic Income Fund returned 16.20% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 8.16% over the period. The fund also outdistanced Morningstar’s Multisector Bond category, which had an average return of 13.26%.

Explanation of Fund Performance

Exposure to high-yield bonds and bonds tied to selected foreign currencies, neither of which is included in the index, generally accounted for the fund’s outperformance relative to its benchmark. Major currencies rallied against the U.S. dollar, which translated into sizable contributions from the fund’s non-U.S.-dollar holdings. Bonds denominated in the Mexican peso and the Australian, New Zealand and Canadian dollars were the biggest winners. Smaller contributions came from bonds denominated in the South Korean won and Indonesian rupiah. The U.S. economic recovery fueled gains in the high-yield industrials sector, led by issues in the technology, consumer cyclical and telecommunications segments. High-yield financials also contributed positively to returns. Convertible bonds and preferred securities rose along with underlying equities in the stock market rally.

The high-yield utilities sector continued to sag under the weight of diminished growth prospects and languishing energy prices. Companies dependent on higher natural gas prices were especially affected. Investors fled government debt in Europe and the Middle East, fearing the risk of default on sovereign obligations. Fund holdings in affected countries declined as a result. Better returns among emerging market sovereign debt partially offset those declines, and sovereign bonds as a group were neutral. The fund had minimal exposure to commercial mortgage-backed securities, which hurt comparative results during a period of strong performance in that sector.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing will continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. The fund remains positioned to take advantage of the slowly improving global economy. We continue to see incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

9  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 5/1/95)
Net Asset Value[2]	16.20%	7.48%	9.89%
With Maximum Sales Charge[3]	10.98	6.50	9.38

Class B (Inception 5/1/95)
Net Asset Value[2]	15.39	6.68	9.06
With CDSC[4]	10.39	6.37	9.06

Class C (Inception 5/1/95)
Net Asset Value[2]	15.40	6.68	9.07
With CDSC[4]	14.40	6.68	9.07

Class Y (Inception 12/1/99)
Net Asset Value[2]	16.50	7.76	10.21

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	15.70	7.15	9.51

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41
Barclays Capital U.S. Universal Bond Index	8.92	6.26	6.58
Morningstar Multisector Bond Fund Avg.	13.26	6.14	7.24

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	17.9
Aa	8.0
A	10.2
Baa	23.7
Ba	10.8
B	16.0
Caa and Lower	4.7
Not Rated	7.1
Short-term and Other	1.6

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P and Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	9.0
1-5 years	30.5
5-10 years	28.3
10+ years	32.2
Average Effective Maturity	11.0	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.99%	0.99%
B	1.75	1.75
C	1.74	1.74
Y	0.73	0.73
Admin	1.24	1.24

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Does not include a sales charge.

3	Includes maximum sales charge of 4.50%.

4	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

|  10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

11  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,079.00	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
Class B
Actual	$1,000.00	$1,074.50	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class C
Actual	$1,000.00	$1,074.90	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class Y
Actual	$1,000.00	$1,080.70	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.65%, 1.65% and 0.65%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  12

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,052.10	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class B
Actual	$1,000.00	$1,047.90	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$1,050.20	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class Y
Actual	$1,000.00	$1,053.40	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 1.90% and 0.90%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,088.20	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,083.70	$9.66
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$1,089.50	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

13  |

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,027.70	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41
Class B
Actual	$1,000.00	$1,023.00	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class C
Actual	$1,000.00	$1,023.80	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class Y
Actual	$1,000.00	$1,028.10	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.87%, 1.62%, 1.62% and 0.62%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,057.70	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91
Class B
Actual	$1,000.00	$1,053.40	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.69
Class C
Actual	$1,000.00	$1,053.40	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.69
Class Y
Actual	$1,000.00	$1,059.10	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Admin Class
Actual	$1,000.00	$1,055.70	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28

*	Expenses are equal to the Fund’s annualized expense ratio: 0.97%, 1.72%, 1.72%, 0.72% and 1.24%, for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2009, all of the Natixis Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors varied from Fund to Fund, but included one or more of the following: (1) although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee; and (2) the Fund had not yet reached asset levels at which recently added breakpoints would have an impact on fees. The Trustees also noted that the Adviser has proposed the implementation of a breakpoint in the advisory fee and a reduction in the expense cap of the Loomis Sayles Limited Term Government and Agency Fund.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Loomis Sayles Strategic Income Fund is subject to a breakpoint in its advisory fee, and that the Adviser has proposed to implement a breakpoint in the advisory fee of the Loomis Sayles Limited Term Government and Agency Fund. The Trustees further noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationship with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 92.5% of Net Assets
	ABS Car Loan — 1.6%
$1,140,000	AESOP Funding II LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	$1,169,781
521,294	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	551,196
3,865,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	3,872,462
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	828,810

		6,422,249

	ABS Credit Card — 0.8%
1,700,000	GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210%, 6/15/2016	1,741,704
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,687,204

		3,428,908

	ABS Home Equity — 0.2%
772,530	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	720,789

	Aerospace & Defense — 0.1%
470,000	Oshkosh Corp., 8.250%, 3/01/2017	505,250

	Automotive — 1.6%
285,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	303,649
1,990,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,135,023
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,955,502
975,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,102,112
830,000	Lear Corp., 7.875%, 3/15/2018	879,800

		6,376,086

	Banking — 4.9%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,589,910
605,000	Citigroup, Inc., 6.125%, 5/15/2018	660,062
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	2,358,898
795,000	Citigroup, Inc., 8.125%, 7/15/2039	1,004,231
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	657,323
1,815,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,886,556
1,090,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	1,244,757
2,800,000	Lloyds TSB Bank PLC, MTN, 4.375%, 1/12/2015, 144A	2,867,533
2,530,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,837,891
960,000	Morgan Stanley, 4.750%, 4/01/2014	1,002,593

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$615,000	Morgan Stanley, 5.375%, 10/15/2015	$659,889
100,000	Morgan Stanley, 6.750%, 4/15/2011	102,998
3,155,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	3,319,284

		20,191,925

	Building Materials — 1.2%
2,520,000	Holcim Capital Corp. Ltd., 6.875%, 9/29/2039, 144A	2,803,266
1,420,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,430,034
795,000	USG Corp., 6.300%, 11/15/2016	689,662

		4,922,962

	Chemicals — 1.2%
520,000	CF Industries, Inc., 6.875%, 5/01/2018	559,650
585,000	CF Industries, Inc., 7.125%, 5/01/2020	639,844
1,305,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	1,651,627
740,000	LBI Escrow Corp., 8.000%, 11/01/2017, 144A	808,450
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,445,673

		5,105,244

	Commercial Mortgage-Backed Securities — 7.5%
332,502	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	333,416
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,355,273
2,680,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,805,846
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	857,304
2,970,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW15, Class A4, 5.331%, 2/11/2044	3,056,030
799,933	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	800,895
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.665%, 6/11/2040(b)	1,255,622
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/2049(b)	738,696
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.091%, 12/10/2049(b)	1,073,109
428,247	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	431,442
1,570,424	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,588,171

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$960,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.883%, 7/10/2038(b)	$1,051,837
2,839,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	3,056,854
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,214,225
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.872%, 4/15/2045(b)	1,524,321
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,777,700
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,751,839
540,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	541,791
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.649%, 6/11/2042(b)	998,286
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	1,340,867
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,229,223

		30,782,747

	Construction Machinery — 0.3%
1,010,000	Case New Holland, Inc., 7.750%, 9/01/2013	1,097,113

	Consumer Cyclical Services — 0.4%
1,450,000	Expedia, Inc., 5.950%, 8/15/2020, 144A	1,466,313

	Diversified Manufacturing — 0.3%
1,200,000	Crane Co., 6.550%, 11/15/2036(c)	1,304,832

	Electric — 1.4%
290,000	AES Corp. (The), 7.750%, 10/15/2015	310,300
570,000	AES Corp. (The), 8.000%, 10/15/2017	615,600
1,765,000	AES Corp. (The), 8.000%, 6/01/2020	1,915,025
110,000	CMS Energy Corp., 8.750%, 6/15/2019	131,342
915,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	984,999
690,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	741,750
1,100,000	TransAlta Corp., 6.500%, 3/15/2040	1,193,576

		5,892,592

	Food & Beverage — 2.1%
760,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	816,369
1,660,000	Corn Products International, Inc., 4.625%, 11/01/2020	1,698,112

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — continued
$2,235,000	Del Monte Corp., 7.500%, 10/15/2019	$2,411,006
1,420,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	1,756,888
1,410,000	Smithfield Foods, Inc., 10.000%, 7/15/2014, 144A	1,621,500
255,000	TreeHouse Foods, Inc., 7.750%, 3/01/2018	274,125

		8,578,000

	Government Owned — No Guarantee — 1.3%
2,535,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,901,921
1,375,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	1,663,768
545,000	Taqa Abu Dhabi National Energy, 6.250%, 9/16/2019, 144A	578,819

		5,144,508

	Healthcare — 0.7%
575,000	HCA, Inc., 7.500%, 12/15/2023	540,500
935,000	HCA, Inc., 9.125%, 11/15/2014	985,256
670,000	Medco Health Solutions, 7.250%, 8/15/2013	773,957
590,000	Omnicare, Inc., 7.750%, 6/01/2020	603,275

		2,902,988

	Hybrid ARMs — 0.3%
744,506	FHLMC, 5.971%, 11/01/2036(b)	794,925
373,177	FNMA, 6.000%, 2/01/2037(b)	398,473

		1,193,398

	Independent Energy — 0.9%
2,520,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,776,926
280,000	Williams Cos., Inc. (The), 7.750%, 6/15/2031	319,893
485,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	548,759

		3,645,578

	Industrial Other — 0.6%
1,580,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	1,754,963
760,000	Timken Co. (The), 6.000%, 9/15/2014	845,061

		2,600,024

	Integrated Energy — 1.0%
300,000	BP AMI Leasing, Inc., 5.523%, 5/08/2019, 144A	320,376
3,880,000	BP Capital Markets PLC, 4.500%, 10/01/2020	3,967,746

		4,288,122

	Lodging — 0.3%
500,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	520,000
510,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	618,375

		1,138,375

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Cable — 1.0%
$900,000	Cablevision Systems Corp., 7.750%, 4/15/2018	$951,750
610,000	Cablevision Systems Corp., 8.000%, 4/15/2020	656,513
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	463,800
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	775,117
1,050,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,355,631

		4,202,811

	Media Non-Cable — 0.6%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,436,875
310,000	Lamar Media Corp., 7.875%, 4/15/2018	325,500
600,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	621,360

		2,383,735

	Metals & Mining — 1.9%
765,000	AK Steel Corp., 7.625%, 5/15/2020	774,562
2,655,000	Alcoa, Inc., 6.150%, 8/15/2020	2,729,725
1,615,000	ArcelorMittal, 7.000%, 10/15/2039	1,649,839
915,000	ArcelorMittal, 9.850%, 6/01/2019	1,176,055
710,000	United States Steel Corp., 6.650%, 6/01/2037	630,125
640,000	United States Steel Corp., 7.375%, 4/01/2020	667,200

		7,627,506

	Mortgage Related — 13.0%
554,934	FHLMC, 4.000%, 7/01/2019	587,735
1,297,448	FHLMC, 4.500%, 12/01/2034	1,363,754
5,463,974	FHLMC, 5.000%, with various maturities from 2018 to 2040(d)	5,748,130
7,083,980	FHLMC, 5.500%, with various maturities from 2018 to 2038(d)	7,531,424
108,295	FHLMC, 6.000%, 6/01/2035	118,676
475,345	FNMA, 4.000%, 6/01/2019	503,442
6,992,435	FNMA, 4.500%, with various maturities from 2019 to 2039(d)	7,354,739
10,764,770	FNMA, 5.500%, with various maturities from 2018 to 2039(d)	11,523,413
4,405,326	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	4,785,298
253,644	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	282,055
143,862	FNMA, 7.000%, with various maturities in 2030(d)	163,317

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$147,116	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	$167,913
3,705,004	GNMA, 5.000%, with various maturities from 2035 to 2038(d)	3,961,363
6,583,565	GNMA, 5.500%, with various maturities from 2034 to 2039(d)	7,091,218
1,449,680	GNMA, 6.000%, with various maturities from 2029 to 2037(d)	1,578,177
322,741	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	361,327
255,181	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	290,715
95,301	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	108,792
43,168	GNMA, 8.000%, 11/15/2029	51,024
85,193	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	98,396
14,707	GNMA, 9.000%, with various maturities in 2016(d)	16,111
28,688	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	28,977

		53,715,996

	Non-Captive Consumer — 0.8%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	794,799
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	309,491
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	342,994
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	28,760
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	95,701
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	55,449
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	34,057
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	322,968
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,146,423

		3,130,642

	Non-Captive Diversified — 2.7%
2,472,000	Ally Financial, Inc., 6.625%, 5/15/2012	2,558,520
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,298,797
1,105,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	1,204,450
1,275,000	GATX Corp., 4.750%, 5/15/2015	1,363,226
3,580,000	General Electric Capital Corp., Series A, GMTN, 6.150%, 8/07/2037	3,749,123

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$205,000	International Lease Finance Corp., 6.375%, 3/25/2013	$206,025
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	120,300
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	40,050
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	196,250
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	276,450

		11,013,191

	Oil Field Services — 2.4%
2,270,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,366,475
1,875,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	1,903,125
1,420,000	Rowan Cos., Inc., 5.000%, 9/01/2017	1,467,028
3,845,000	Transocean, Inc., 4.950%, 11/15/2015	3,998,300

		9,734,928

	Paper — 1.1%
1,215,000	Celulosa Arauco y Constitucion SA, 5.000%, 1/21/2021, 144A	1,230,823
565,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	584,775
1,470,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	1,543,500
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	825,037
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	416,100

		4,600,235

	Pharmaceuticals — 1.0%
825,000	Mylan, Inc., 7.875%, 7/15/2020, 144A	883,781
600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	612,000
2,165,000	Valeant Pharmaceuticals International, 7.625%, 3/15/2020, 144A	2,749,550

		4,245,331

	Pipelines — 0.6%
285,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	307,912
500,000	Energy Transfer Partners LP, 7.500%, 7/01/2038	589,987
985,000	ONEOK Partners LP, 8.625%, 3/01/2019	1,277,374
435,000	Southern Natural Gas Co., 7.350%, 2/15/2031	487,591

		2,662,864

	Property & Casualty Insurance — 0.3%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	506,148
555,000	Willis North America, Inc., 7.000%, 9/29/2019	610,077

		1,116,225

Principal Amount (‡)	Description	Value (†)

	Refining — 0.9%
$1,895,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.875%, 4/01/2017, 144A	$1,999,225
1,550,000	Motiva Enterprises LLC, 6.850%, 1/15/2040, 144A	1,857,734

		3,856,959

	Sovereigns — 1.8%
865,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	7,565,700

	Technology — 4.2%
965,000	Amkor Technology, Inc., 7.375%, 5/01/2018, 144A	977,063
1,895,000	Amphenol Corp., 4.750%, 11/15/2014	2,055,918
905,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	941,200
290,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	304,500
1,360,000	Corning, Inc., 7.250%, 8/15/2036	1,559,607
440,000	Equifax, Inc., 7.000%, 7/01/2037	498,983
2,050,000	Fidelity National Information Services, Inc., 7.625%, 7/15/2017, 144A	2,188,375
445,000	Fidelity National Information Services, Inc., 7.875%, 7/15/2020, 144A	479,488
2,230,000	Fiserv, Inc., 3.125%, 10/01/2015	2,263,423
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,287,725
700,000	Jabil Circuit, Inc., 7.750%, 7/15/2016	767,375
85,000	Motorola, Inc., 6.500%, 9/01/2025	92,505
535,000	Motorola, Inc., 6.500%, 11/15/2028	568,044
410,000	Motorola, Inc., 6.625%, 11/15/2037	438,445
340,000	Motorola, Inc., 7.500%, 5/15/2025	403,213
1,775,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,861,996
290,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	312,475
279,000	Xerox Corp., 5.500%, 5/15/2012	296,860

		17,297,195

	Textile — 0.4%
1,515,000	Hanesbrands, Inc., 8.000%, 12/15/2016	1,600,219

	Tobacco — 0.7%
2,600,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,729,589

	Transportation Services — 0.6%
2,470,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	2,638,192

	Treasuries — 22.4%
3,980,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	3,913,970
4,865,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	3,838,801
3,680,000	U. S. Treasury Bond, 0.875%, 4/30/2011	3,693,944

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$16,340,000	U.S. Treasury Bond, 4.375%, 5/15/2040	$18,351,944
370,000	U.S. Treasury Bond, 4.625%, 2/15/2040	432,322
5,710,000	U.S. Treasury Note, 0.375%, 9/30/2012	5,703,753
3,555,000	U.S. Treasury Note, 0.875%, 5/31/2011	3,570,553
3,310,000	U.S. Treasury Note, 1.875%, 6/15/2012	3,394,948
11,810,000	U.S. Treasury Note, 1.875%, 8/31/2017	11,799,855
1,000,000	U.S. Treasury Note, 2.625%, 6/30/2014	1,064,609
2,420,000	U.S. Treasury Note, 3.125%, 1/31/2017	2,622,297
13,855,000	U.S. Treasury Note, 3.125%, 5/15/2019	14,722,018
6,295,000	U.S. Treasury Note, 3.250%, 7/31/2016	6,889,582
5,450,000	U.S. Treasury Note, 3.500%, 5/15/2020	5,915,812
1,345,000	U.S. Treasury Note, 3.625%, 8/15/2019	1,479,080
1,060,000	U.S. Treasury Note, 3.750%, 11/15/2018	1,184,219
2,160,000	U.S. Treasury Note, 4.375%, 12/15/2010	2,178,479
1,355,000	U.S. Treasury Note, 4.625%, 2/15/2017	1,592,761

		92,348,947

	Wireless — 3.1%
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,141,122
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	2,889,575
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	220,500
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	10,050
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	14,925
1,385,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	1,633,684
3,945,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,609,675
1,424,000	Telemar Norte Leste SA, 5.500%, 10/23/2020, 144A	1,441,800
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	105,750
1,520,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	1,615,000

		12,682,081

	Wirelines — 4.3%
2,795,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	2,578,387
4,653,000	Embarq Corp., 7.995%, 6/01/2036	4,947,205
2,055,000	Equinix, Inc., 8.125%, 3/01/2018	2,193,712
1,325,000	Frontier Communications Corp., 7.875%, 4/15/2015	1,431,000

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	$1,590,750
450,000	Frontier Communications Corp., 8.250%, 4/15/2017	492,188
775,000	Qwest Corp., 8.875%, 3/15/2012	850,562
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	556,575
2,435,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	2,618,334
515,000	Windstream Corp., 8.125%, 9/01/2018, 144A	533,025

		17,791,738

	Total Bonds and Notes (Identified Cost $354,398,541)	380,652,087

Bank Loans — 0.7%
	Non-Captive Consumer — 0.7%
2,700,000	AGFS Funding Company, Term Loan B, 7.250%, 4/21/2015(e) (Identified Cost $2,662,972)	2,711,637

Shares
Preferred Stocks — 0.1%
	Banking — 0.1%
532	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $125,943)	478,883

Principal Amount (‡)
Short-Term Investments — 3.5%
$14,625,493	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $14,625,493 on 10/01/2010 collateralized by $14,960,000 Federal Home Loan Mortgage Corp. Discount Note due 08/29/2011 valued at $14,922,600 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,625,493)	14,625,493

	Total Investments — 96.8% (Identified Cost $371,812,949)(a)	398,468,100
	Other assets less liabilities — 3.2%	13,189,331

	Net Assets — 100.0%	$411,657,431

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $372,838,207 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,423,181
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(793,288)

	Net unrealized appreciation	$25,629,893

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of this security amounted to $1,304,832 or 0.3% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $58,643,208 or 14.2% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

CAD	Canadian Dollar
MXN	Mexican Peso
NZD	New Zealand Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	22.4%
Mortgage Related	13.0
Commercial Mortgage-Backed Securities	7.5
Banking	5.0
Wirelines	4.3
Technology	4.2
Wireless	3.1
Non-Captive Diversified	2.7
Oil Field Services	2.4
Food & Beverage	2.1
Other Investments, less than 2% each	26.6
Short-Term Investments	3.5

Total Investments	96.8
Other assets less liabilities	3.2

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 87.9% of Net Assets
Non-Convertible Bonds — 69.0%
	ABS Home Equity — 1.9%
$400,000	Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M2, 0.716%, 7/25/2035(b)	$286,057
350,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M1, 0.736%, 9/25/2035(b)	265,329
325,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.756%, 9/25/2035(b)	175,369
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.056%, 9/25/2033(b)	349,672
700,000	Asset Backed Funding Certificates, Series 2006-HE1, Class A2B, 0.366%, 1/25/2037(b)	397,451
725,000	GSAMP Trust, Series 2006- HE5, Class A2C, 0.406%, 8/25/2036(b)	318,535
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.776%, 3/25/2035(b)	115,833
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.706%, 6/25/2035(b)	207,190
400,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.906%, 10/25/2034(b)	301,390
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.756%, 7/25/2035(b)	409,499
266,352	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.906%, 12/26/2034(b)	223,328

		3,049,653

	Aerospace & Defense — 0.0%
55,000	Oshkosh Corp., 8.250%, 3/01/2017	59,125

	Airlines — 1.2%
37,277	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	36,904
292,405	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	313,604
506,395	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	493,735
178,434	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	171,297
726,020	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	809,513

		1,825,053

	Automotive — 2.4%
40,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	40,500
450,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	714,893
420,000	Ford Motor Co., 6.375%, 2/01/2029	388,500

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$65,000	Ford Motor Co., 6.625%, 2/15/2028	$61,587
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	1,155,950
40,000	Ford Motor Co., 7.500%, 8/01/2026	40,000
150,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	169,556
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	584,200
565,000	Goodyear Tire & Rubber Co. (The), 8.250%, 8/15/2020	594,662

		3,749,848

	Banking — 2.0%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	1,948,450
12,176,250,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	1,291,160

		3,239,610

	Building Materials — 0.9%
50,000	Masco Corp., 6.500%, 8/15/2032	42,911
345,000	Masco Corp., 7.750%, 8/01/2029	337,658
985,000	USG Corp., 6.300%, 11/15/2016	854,487
75,000	USG Corp., 9.500%, 1/15/2018	73,594
65,000	USG Corp., 9.750%, 8/01/2014, 144A	67,763

		1,376,413

	Chemicals — 1.1%
855,000	Hercules, Inc., 6.500%, 6/30/2029	698,963
400,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	392,000
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)	629,625

		1,720,588

	Collateralized Mortgage Obligations — 1.5%
404,636	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.516%, 1/25/2036(b)	244,012
104,043	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.358%, 10/25/2034(b)	76,433
303,989	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.876%, 11/25/2035(b)	264,784
517,450	Impac CMB Trust, Series 2005-3, Class A1, 0.496%, 8/25/2035(b)	345,573
201,083	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 5.170%, 4/25/2035(b)	167,694
681,203	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.756%, 1/25/2036(b)	454,963
811,454	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.376%, 7/25/2037(b)(d)	337,146

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$307,473	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.008%, 3/25/2035(b)	$265,825
188,955	Sequoia Mortgage Trust, Series 2007-2, Class 1A1, 0.467%, 6/20/2036(b)	134,623

		2,291,053

	Commercial Mortgage-Backed Securities — 0.1%
100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	99,397

	Construction Machinery — 0.7%
1,055,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,093,244
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	15,187

		1,108,431

	Consumer Cyclical Services — 0.5%
420,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	319,200
475,000	West Corp., 8.625%, 10/01/2018, 144A	475,000

		794,200

	Consumer Products — 1.5%
1,970,000	Acco Brands Corp., 7.625%, 8/15/2015	1,891,200
145,000	NBTY, Inc., 9.000%, 10/01/2018, 144A	152,250
275,000	Visant Corp., 10.000%, 10/01/2017, 144A	287,375

		2,330,825

	Electric — 2.0%
35,000	AES Corp. (The), 8.000%, 10/15/2017	37,800
21,813	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	22,413
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	255,938
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	108,450
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	558,275
2,230,000	Edison Mission Energy, 7.625%, 5/15/2027	1,499,675
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	67,200
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	104,325
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	388,237
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	140,600

		3,182,913

	Food and Beverage — 0.5%
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	742,875

Principal Amount (‡)	Description	Value (†)

	Gaming — 1.5%
$420,000	Harrah’s Operating Co. Inc., 10.000%, 12/15/2018	$335,475
470,000	MGM Resorts International, 5.875%, 2/27/2014	401,850
1,870,000	MGM Resorts International, 7.500%, 6/01/2016	1,580,150

		2,317,475

	Government Owned — No Guarantee — 0.2%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	374,115

	Healthcare — 3.2%
270,000	Gentiva Health Services, Inc., 11.500%, 9/01/2018, 144A	288,225
35,000	HCA, Inc., 7.050%, 12/01/2027	30,800
630,000	HCA, Inc., 7.500%, 12/15/2023	592,200
730,000	HCA, Inc., 7.500%, 11/06/2033	669,775
40,000	HCA, Inc., 7.690%, 6/15/2025	37,400
480,000	HCA, Inc., 8.360%, 4/15/2024	470,400
670,000	HCA, Inc., MTN, 7.580%, 9/15/2025	623,100
1,685,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,550,200
1,005,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	814,050

		5,076,150

	Home Construction — 2.7%
400,000	Corporcion GEO SAB de CV, 9.250%, 6/30/2020, 144A	453,500
1,790,000	KB Home, 7.250%, 6/15/2018	1,678,125
1,925,000	Pulte Group, Inc., 6.000%, 2/15/2035	1,443,750
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	396,000
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	342,475

		4,313,850

	Independent Energy — 2.0%
620,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	629,300
1,505,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	1,467,375
1,065,000	Swift Energy Co., 7.125%, 6/01/2017	1,054,350

		3,151,025

	Industrial Other — 0.4%
530,000	Corp. Pesquera Inca SAC, 9.000%, 2/10/2017, 144A	548,550
140,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	126,000

		674,550

	Lodging — 0.1%
170,000	Felcor Lodging LP, 10.000%, 10/01/2014	184,663

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Cable — 0.5%
$510,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.250%, 10/30/2017, 144A	$517,012
325,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/2018, 144A	337,188

		854,200

	Media Non-Cable — 1.6%
240,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	233,700
1,195,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	1,129,275
595,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	590,537
320,000	Intelsat Luxembourg SA, 11.250%, 2/04/2017	342,800
290,000	Intelsat SA, 6.500%, 11/01/2013	287,463

		2,583,775

	Metals & Mining — 0.5%
360,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	320,850
125,000	United States Steel Corp., 7.000%, 2/01/2018	127,500
315,000	United States Steel Corp., 7.375%, 4/01/2020	328,388

		776,738

	Non-Captive Consumer — 2.3%
220,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	175,450
200,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	189,250
400,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	378,000
500,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	461,250
100,000	American General Finance Corp., Series J, MTN, 5.900%, 9/15/2012	95,500
200,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	158,000
1,400,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,169,000
735,000	Residential Capital LLC, 9.625%, 5/15/2015	740,512
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	7,975
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,845
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	247,466

		3,626,248

	Non-Captive Diversified — 6.5%
2,955,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	3,147,075
139,000	Ally Financial, Inc., 8.000%, 11/01/2031	149,077
20,000	CIT Group, Inc., 7.000%, 5/01/2015	19,850

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$1,880,000	CIT Group, Inc., 7.000%, 5/01/2016	$1,851,800
1,525,000	CIT Group, Inc., 7.000%, 5/01/2017	1,492,594
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	1,000,984
660,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	620,699
175,000	International Lease Finance Corp., 5.875%, 5/01/2013	175,000
335,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	358,450
1,105,000	International Lease Finance Corp., 8.750%, 3/15/2017, 144A	1,185,112
165,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	162,731
110,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	107,938
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	60,600
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	7,563
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	11,888

		10,351,361

	Oil Field Services — 1.7%
320,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	321,600
825,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	833,250
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	443,450
350,000	Compagnie Generale de Geophysique-Veritas, 9.500%, 5/15/2016	378,000
265,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	268,975
385,000	Pioneer Drilling Co., 9.875%, 3/15/2018, 144A	393,663

		2,638,938

	Pharmaceuticals — 0.1%
100,000	Valeant Pharmaceuticals International, 7.000%, 10/01/2020, 144A	102,250

	Pipelines — 1.8%
2,285,000	El Paso Corp., 6.950%, 6/01/2028	2,154,709
405,000	El Paso Corp., 7.420%, 2/15/2037	386,190
110,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	114,165
	Pipelines — continued
235,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	244,842

		2,899,906

	Refining — 0.5%
150,000	Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	137,250
745,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	648,150

		785,400

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — 1.1%
$250,000	Dillard’s, Inc., 6.625%, 1/15/2018	$241,250
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	102,638
279,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	269,235
140,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	138,600
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	28,950
210,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	212,625
805,000	Toys R Us, Inc., 7.375%, 10/15/2018	768,775

		1,762,073

	Sovereigns — 5.0%
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	179,745
50,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	58,845
502,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,530,554
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	233,307
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	55,355
3,000,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,979,610
7,970,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	40,614
5,275,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	26,609
10,439,049	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	521,394
4,786,965	Uruguay Government International Bond, 4.250%, 4/05/2027, (UYU)	257,498

		7,883,531

	Supermarkets — 1.5%
315,000	American Stores Co., 8.000%, 6/01/2026	264,994
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	607,500
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	809,362
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	105,950
15,000	New Albertson’s, Inc., 8.700%, 5/01/2030	13,200
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	537,469

		2,338,475

	Supranational — 4.5%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,189,716
17,499,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	1,688,531
35,340,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	2,877,092
1,500,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	1,334,970

		7,090,309

Principal Amount (‡)	Description	Value (†)

	Technology — 3.8%
$225,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	$232,313
85,000	Advanced Micro Devices, Inc., 8.125%, 12/15/2017	89,675
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	792,975
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,394,425
805,000	Amkor Technology, Inc., 7.375%, 5/01/2018, 144A	815,062
160,000	Fidelity National Information Services, Inc., 7.875%, 7/15/2020, 144A	172,400
1,580,000	First Data Corp., 9.875%, 9/24/2015	1,291,650
240,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	239,700
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	221,000
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	154,000
300,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	323,250
355,000	Xerox Capital Trust I, 8.000%, 2/01/2027	361,200

		6,087,650

	Textile — 0.2%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	305,625

	Transportation Services — 0.5%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	188,375
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	553,600

		741,975

	Treasuries — 0.0%
58,737	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	39,061

	Wireless — 3.4%
1,443,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	1,450,215
944,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	949,900
1,080,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	1,074,600
2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,885,815
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	55,275
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	21,000

		5,436,805

	Wirelines — 7.1%
100,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	92,250
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	969,750
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	98,800
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	530,000
370,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	360,750

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$1,611,153	FairPoint Communications, Inc., 13.125%, 4/02/2018(e)	$118,823
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	87,400
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	30,750
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,257,450
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	645,081
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(e)	8
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	685,300
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	465,300
425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	425,000
1,445,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	1,358,300
275,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	277,750
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,888,600
10,000	Qwest Corp., 6.875%, 9/15/2033	9,875
975,000	Windstream Corp., 7.875%, 11/01/2017	1,016,437

		11,317,624

	Total Non-Convertible Bonds (Identified Cost $100,389,782)	109,283,756

Convertible Bonds — 18.9%
	Airlines — 0.6%
980,000	UAL Corp., 4.500%, 6/30/2021	983,920

	Automotive — 1.9%
410,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	373,100
1,720,000	Ford Motor Co., 4.250%, 11/15/2016	2,567,100

		2,940,200

	Diversified Manufacturing — 1.2%
410,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	401,800
1,720,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,556,600

		1,958,400

	Healthcare — 1.9%
1,555,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	1,438,375
1,803,000	Omnicare, Inc., 3.250%, 12/15/2035	1,550,580

		2,988,955

	Independent Energy — 0.7%
475,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	365,156
785,000	Penn Virginia Corp., 4.500%, 11/15/2012	765,375

		1,130,531

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — 0.4%
$555,000	Peabody Energy Corp., 4.750%, 12/15/2066	$618,825

	Pharmaceuticals — 3.7%
475,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	949,406
840,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	1,540,350
785,000	Kendle International, Inc., 3.375%, 7/15/2012	725,144
505,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	965,181
1,755,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,744,031

		5,924,112

	Technology — 5.9%
562,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	552,868
1,580,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,431,875
15,000	Ciena Corp., 0.250%, 5/01/2013	13,388
1,890,000	Ciena Corp., 0.875%, 6/15/2017	1,377,337
40,000	Ciena Corp., 4.000%, 3/15/2015	42,950
3,705,000	Intel Corp., 2.950%, 12/15/2035	3,663,319
1,330,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	1,245,212
820,000	Micron Technology, Inc., 1.875%, 6/01/2014	728,775
280,000	Nortel Networks Corp., 2.125%, 4/15/2014(e)	215,600

		9,271,324

	Textile — 0.1%
115,000	Iconix Brand Group, Inc., 1.875%, 6/30/2012	111,694

	Wireless — 0.9%
1,435,000	NII Holdings, Inc., 3.125%, 6/15/2012	1,391,950

	Wirelines — 1.6%
2,235,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,114,869
459,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	459,000

		2,573,869

	Total Convertible Bonds (Identified Cost $24,870,557)	29,893,780

	Total Bonds and Notes (Identified Cost $125,260,339)	139,177,536

Bank Loans — 0.8%
	Media Non-Cable — 0.1%
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(e)(g)(h)	141,967

	Printing & Publishing — 0.2%
359,148	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	279,956

	Technology — 0.0%
2,394	Sungard Data Systems, Inc., Tranche A, 2.008%, 2/28/2014(g)	2,315

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 0.5%
$763,371	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(e)(g)	$492,199
36,338	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(g)(i)	27,707
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(g)	269,687
25,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(g)	22,777

		812,370

	Total Bank Loans (Identified Cost $1,333,200)	1,236,608

Shares
Preferred Stocks — 1.8%
Convertible Preferred Stocks — 1.7%
	Automotive — 0.0%
450	Ford Motor Co. Capital Trust II, 6.500%	21,559

	Capital Markets — 0.7%
26,890	Newell Financial Trust I, 5.250%	1,063,836

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	138,084

	Electric Utilities — 0.2%
6,475	AES Trust III, 6.750%	316,061

	Machinery — 0.1%
2,550	United Rentals Trust I, 6.500%	85,425

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	363,375

	Semiconductors & Semiconductor Equipment — 0.4%
799	Lucent Technologies Capital Trust I, 7.750%	647,190

	Total Convertible Preferred Stocks (Identified Cost $2,195,579)	2,635,530

Non-Convertible Preferred Stock — 0.1%
	Banking — 0.1%
274	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $68,285)	246,643

	Total Preferred Stocks (Identified Cost $2,263,864)	2,882,173

Common Stocks — 0.7%
	Biotechnology — 0.2%
8,147	Vertex Pharmaceuticals, Inc.(j)	$281,642

	Chemicals — 0.0%
1,087	Ashland, Inc.	53,013

	Household Durables — 0.0%
1,775	KB Home	20,111

	Media — 0.0%
388	Dex One Corp.(j)	4,764
1,835	SuperMedia, Inc.(j)	19,396

		24,160

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — 0.3%
35,176	El Paso Corp.	$435,479

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	253,069

	Total Common Stocks (Identified Cost $920,531)	1,067,474

Closed End Investment Companies — 0.0%
2,073	Morgan Stanley Emerging Markets Debt Fund, Inc.	23,425
1,772	Western Asset High Income Opportunity Fund, Inc.	11,110

	Total Closed End Investment Companies (Identified Cost $28,644)	34,535

Principal Amount (‡)
Short-Term Investments — 8.7%
$21,049	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $21,049 on 10/01/2010 collateralized by $20,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $21,902 including accrued interest (Note 2 of Notes to Financial Statements)	21,049
13,827,775	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $13,827,775 on 10/01/2010 collateralized by $13,795,000 Federal Home Loan Bank, 4.375% due 10/22/2010 valued at $14,105,388 including accrued interest (Note 2 of Notes to Financial Statements)	13,827,775

	Total Short-Term Investments (Identified Cost $13,848,824)	13,848,824

	Total Investments — 99.9% (Identified Cost $143,655,402)(a)	158,247,150
	Other assets less liabilities — 0.1%	171,193

	Net Assets — 100.0%	$158,418,343

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $144,056,645 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,434,500
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,243,995)

	Net unrealized appreciation	$14,190,505

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $885,200 or 0.6% of net assets.
(d)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $19,891,087 or 12.6% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
UYU	Uruguayan Peso

Industry Summary at September 30, 2010 (Unaudited)

Technology	9.7%
Wirelines	9.2
Non-Captive Diversified	6.5
Healthcare	5.1
Sovereigns	5.0
Supranational	4.5
Wireless	4.3
Automotive	4.3
Pharmaceuticals	4.0
Home Construction	2.7
Independent Energy	2.7
Non-Captive Consumer	2.3
Banking	2.1
Electric	2.0
Other Investments, less than 2% each	26.8
Short-Term Investments	8.7

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.7% of Net Assets
Non-Convertible Bonds — 96.3%
	Australia — 3.1%
200,000	Australia & New Zealand Banking Group Ltd., EMTN, 2.625%, 11/16/2012, (EUR)	$277,415
200,000	National Australia Bank Ltd., EMTN, 3.500%, 1/23/2015, (EUR)	282,473
505,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	489,693

		1,049,581

	Belgium — 0.5%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	182,604

	Brazil — 0.8%
193,211(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	113,392
250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	164,968

		278,360

	Canada — 8.6%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	228,394
1,105,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	1,198,123
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	170,023
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	298,268
25,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	304,064
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	215,346
200,000	Province of Quebec Canada, EMTN, 3.625%, 2/10/2015, (EUR)	290,156
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	207,015

		2,911,389

	Cayman Islands — 1.7%
60,000	DASA Finance Corp., 8.750%, 5/29/2018, 144A	67,410
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	126,289
200,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	284,428
100,000	Odebrecht Finance Ltd., 7.000%, 4/21/2020, 144A	107,000

		585,127

	Finland — 4.2%
965,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	1,403,809

	France — 1.0%
100,000	Cie Financiere et Industrielle des Autoroutes, 5.250%, 4/30/2018, (EUR)	153,306
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	68,462
70,000	Veolia Environnement, EMTN, 6.125%, 11/25/2033, (EUR)	119,889

		341,657

Principal Amount (‡)	Description	Value (†)

	Germany — 11.4%
100,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	$140,611
835,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	1,210,517
1,040,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	1,538,008
110,000	Landesbank Baden-Wuerttemberg, 3.750%, 2/12/2014, (EUR)	160,006
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	149,879
460,000	Republic of Germany, 4.000%, 4/13/2012, (EUR)(b)	657,886

		3,856,907

	India — 0.6%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	99,730
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	100,515

		200,245

	Indonesia — 0.3%
100,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	109,000

	Ireland — 0.3%
10,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	98,958

	Italy — 2.5%
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	208,254
470,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	650,467

		858,721

	Japan — 14.8%
83,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	1,031,130
122,000,000	Japan Government, 0.700%, 6/20/2014, (JPY)	1,488,904
197,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	2,482,214

		5,002,248

	Jersey — 0.5%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	171,602

	Luxembourg — 0.8%
150,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	246,290
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	39,991

		286,281

	Mexico — 2.7%
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	147,600
100,000	BBVA Bancomer SA, 7.250%, 4/22/2020, 144A	107,424
10,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	87,457

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Mexico — continued
48,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	$440,857
100,000	Mexichem SAB de CV, 8.750%, 11/06/2019, 144A	115,500

		898,838

	Netherlands — 5.4%
155,000	Kingdom of Netherlands, 1.750%, 1/15/2013, (EUR)	215,004
485,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)	760,723
330,000	Kingdom of Netherlands, 5.500%, 1/15/2028, (EUR)	608,799
150,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	257,306

		1,841,832

	Norway — 1.0%
1,810,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	339,642

	Poland — 0.3%
80,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	84,099

	Singapore — 3.4%
425,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	331,899
810,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	645,081
150,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	161,625

		1,138,605

	South Africa — 0.5%
150,000	Edcon Proprietary Ltd., 4.129%, 6/15/2014, 144A, (EUR)(c)	171,770

	Supranationals — 7.3%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	524,346
295,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	175,483
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	88,870
44,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	556,040
260,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	281,888
5,560,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	452,649
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	380,812

		2,460,088

	Sweden — 4.6%
2,540,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	457,892
5,100,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)(b)	817,471
200,000	Volvo Treasury AB, Series 225, EMTN, 5.000%, 5/31/2017, (EUR)	288,730

		1,564,093

Principal Amount (‡)	Description	Value (†)

	Switzerland — 0.5%
100,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	$151,432

	United Arab Emirates — 0.3%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	93,529

	United Kingdom — 8.3%
200,000	Anglo American Capital PLC, 4.375%, 12/02/2016, (EUR)	286,485
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	77,922
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	172,853
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	225,126
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	88,255
25,000	National Grid PLC, EMTN, 4.375%, 3/10/2020, (EUR)	35,838
75,000	National Grid PLC, EMTN, 5.000%, 7/02/2018, (EUR)	111,726
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	141,534
100,000	Smiths Group PLC, 4.125%, 5/05/2017, (EUR)	138,133
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	76,431
115,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	193,695
60,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	108,161
175,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	322,510
290,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	490,092
100,000	Virgin Media Secured Finance PLC, 7.000%, 1/15/2018, (GBP)	166,908
100,000	Vodafone Group PLC, Series 25, EMTN, 5.375%, 6/06/2022, (EUR)	156,273

		2,791,942

	United States — 10.0%
80,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	143,867
130,000	Ally Financial, Inc., 6.750%, 12/01/2014	135,444
100,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	110,195
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	141,694
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	81,932
100,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	138,301
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	159,855
100,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	110,473
140,000	DISH DBS Corp., 6.625%, 10/01/2014	146,300

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$150,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	$159,815
150,000	Frontier Communications Corp., 9.000%, 8/15/2031	159,937
160,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	164,400
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	80,485
45,000	HCA, Inc., 8.360%, 4/15/2024	44,100
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	291,102
70,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	75,250
955,000,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	101,267
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	133,074
95,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	157,260
55,000	NRG Energy, Inc., 8.250%, 9/01/2020, 144A	56,719
100,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	139,733
150,000	Qwest Corp., 6.875%, 9/15/2033	148,125
100,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	124,829
40,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	39,199
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	135,322
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	73,430
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	137,468

		3,389,576

	Uruguay — 0.9%
2,763,647	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	138,034
3,077,233	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	173,344

		311,378

	Total Non-Convertible Bonds (Identified Cost $30,295,597)	32,573,313

Convertible Bonds — 0.4%
	United States — 0.4%
91,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	89,521
	United States — continued
50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d)	46,250

	Total Convertible Bonds (Identified Cost $121,631)	135,771

	Total Bonds and Notes (Identified Cost $30,417,228)	32,709,084

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 1.7%
$571,663	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $571,663 on 10/01/2010 collateralized by $580,000 Federal National Mortgage Association, 1.000% due 11/23/2011 valued at $587,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $571,663)	$571,663

	Total Investments — 98.4% (Identified Cost $30,988,891)(a)	33,280,747
	Other assets less liabilities — 1.6%	529,497

	Net Assets — 100.0%	$33,810,244

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $31,096,877 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,353,496
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(169,626)

	Net unrealized appreciation	$2,183,870

(b)	All or a portion of this security is held as collateral for forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $1,910,264 or 5.6% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund – (continued)

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/ Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/15/2010	Canadian Dollar	190,000	$184,342	$621
Buy[2]	11/16/2010	Chinese Renminbi	2,350,000	351,313	(4,253)
Sell[2]	11/16/2010	Chinese Renminbi	2,350,000	351,313	(2,726)
Buy[3]	12/15/2010	Euro	1,000,000	1,362,497	80,197
Buy[1]	12/15/2010	Japanese Yen	120,000,000	1,438,541	6,833
Buy[1]	10/22/2010	Malaysian Ringgit	1,100,000	355,901	3,247
Sell[3]	10/28/2010	Mexican Peso	4,600,000	364,371	1,108
Buy[4]	12/13/2010	South Korean Won	720,000,000	629,584	21,219
Buy[3]	12/13/2010	South Korean Won	587,000,000	513,286	17,718
Buy[5]	12/13/2010	South Korean Won	355,000,000	310,420	10,627

Total					$134,591

1 Counterparty is JPMorgan Chase Bank.

2 Counterparty is Morgan Stanley & Co., Inc.

3 Counterparty is Credit Suisse.

4 Counterparty is Barclays Bank PLC.

5 Counterparty is UBS.

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	47.1%
Supranational	7.3
Banking	6.5
Sovereigns	5.0
Local Authorities	3.3
Government Guaranteed	3.0
Wirelines	2.8
Other Investments, less than 2% each	21.7
Short-Term Investments	1.7

Total Investments	98.4
Other assets less liabilities (including open forward foreign currency contracts)	1.6

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

Euro	37.3%
Japanese Yen	20.8
United States Dollar	9.7
British Pound	9.4
Canadian Dollar	5.3
Swedish Krona	3.8
Singapore Dollar	2.9
Other, less than 2% each	9.2

Total Investments	98.4
Other assets less liabilities (including open forward foreign currency contracts)	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 99.4% of Net Assets
	ABS Car Loan — 2.0%
$1,162,442	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.707%, 8/15/2018, 144A(b)	$1,162,442
233,102	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	235,785
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.906%, 1/26/2015, 144A(b)	3,253,584
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.407%, 1/15/2015, 144A(b)	1,837,138
177,265	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	179,360

		6,668,309

	ABS Credit Card — 0.9%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.427%, 12/15/2016(b)	980,343
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,179,178

		3,159,521

	ABS Home Equity — 0.5%
730,200	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	681,293
543,170	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	531,260
605,314	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	590,949

		1,803,502

	Collateralized Mortgage Obligations — 0.2%
569,445	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	588,199
34,450	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	34,850

		623,049

	Commercial Mortgage-Backed Securities — 14.5%
1,500,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,570,436
2,000,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,057,933
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	389,228
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/2049(b)	1,605,862
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.091%, 12/10/2049(b)	1,577,471

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	$3,317,012
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.767%, 6/10/2046(b)	1,551,234
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.826%, 6/15/2038(b)	2,924,312
825,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	825,867
3,110,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.721%, 6/15/2039(b)	3,099,697
2,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	1,987,949
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	3,507,902
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.883%, 7/10/2038(b)	1,643,495
3,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	3,162,317
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	2,002,729
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,214,225
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,919,205
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	3,121,250
3,914,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	3,926,981
2,720,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	2,823,492
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.880%, 6/11/2049(b)	1,604,368
815,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	879,808
1,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	1,474,997

		49,187,770

	Government Guaranteed — 1.2%
1,800,000	General Electric Capital Corp., MTN, (FDIC insured), 2.125%, 12/21/2012	1,857,314
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,400,229

		4,257,543

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Government Owned - No Guarantee — 22.0%
$5,100,000	Federal Home Loan Mortgage Corp., 0.178%, 2/02/2012(b)	$5,094,783
16,000,000	Federal Home Loan Mortgage Corp., 1.625%, 4/26/2011	16,122,192
11,920,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	12,212,719
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,602,955
17,760,000	Federal Home Loan Mortgage Corp., 4.125%, 12/21/2012	19,120,576
6,500,000	Federal National Mortgage Association, 1.250%, 6/22/2012	6,583,610
5,000,000	Federal National Mortgage Association, 1.750%, 3/23/2011	5,036,060
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,989,634

		74,762,529

	Government Sponsored — 4.9%
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,837,142
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,052,700
3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	3,005,007
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,754,961

		16,649,810

	Hybrid ARMs — 0.3%
851,274	FNMA, 6.000%, 2/01/2037(b)	908,976

	Mortgage Related — 22.0%
15,956,309	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	16,788,029
2,445,308	FHLMC, 5.500%, 10/01/2023	2,631,898
3,467,129	FHLMC, 6.000%, with various maturities from 2019 to 2021(c)	3,763,810
5,092,036	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	5,600,698
137,445	FHLMC, 7.000%, 2/01/2016	148,059
11,317	FHLMC, 7.500%, with various maturities from 2012 to 2026(c)	12,091
9,005	FHLMC, 8.000%, 9/01/2015	9,788
3,909	FHLMC, 10.000%, 7/01/2019	4,498
110,271	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	115,522
7,845,236	FNMA, 4.000%, with various maturities from 2018 to 2019(c)	8,314,251
9,547,383	FNMA, 4.500%, with various maturities from 2019 to 2025(c)	10,055,742
7,617,395	FNMA, 5.500%, with various maturities from 2017 to 2033(c)	8,203,761

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$13,191,568	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	$14,295,898
3,416,357	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	3,752,770
177,938	FNMA, 7.000%, 12/01/2022	194,499
331,710	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	375,141
45,497	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	49,481
78,723	GNMA, 6.000%, 12/15/2031	86,386
268,158	GNMA, 6.500%, 5/15/2031	301,035
261,599	GNMA, 7.000%, 10/15/2028	298,523
1,903	GNMA, 12.500%, 6/15/2014	1,920
20,604	GNMA, 16.000%, with various maturities from 2011 to 2012(c)	20,814
5,081	GNMA, 17.000%, with various maturities in 2011(c)	5,127

		75,029,741

	Treasuries — 30.9%
1,800,000	U.S. Treasury Note, 0.625%, 6/30/2012	1,807,308
24,105,000	U.S. Treasury Note, 0.875%, 5/31/2011	24,210,459
20,425,000	U.S. Treasury Note, 1.000%, 9/30/2011	20,567,812
45,000,000	U.S. Treasury Note, 1.375%, 9/15/2012	45,827,910
12,400,000	U.S. Treasury Note, 1.875%, 6/30/2015	12,777,816

		105,191,305

	Total Bonds and Notes (Identified Cost $325,863,102)	338,242,055

	Total Investments — 99.4% (Identified Cost $325,863,102)(a)	338,242,055
	Other assets less liabilities — 0.6%	1,902,294

	Net Assets — 100.0%	$340,144,349

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $326,490,074 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,978,281
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(226,300)

	Net unrealized appreciation	$11,751,981

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $6,253,164 or 1.8% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	30.9%
Mortgage Related	22.0
Government Owned - No Guarantee	22.0
Commercial Mortgage-Backed Securities	14.5
Government Sponsored	4.9
ABS Car Loan	2.0
Other Investments, less than 2% each	3.1

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 90.4% of Net Assets
Non-Convertible Bonds — 81.4%
	ABS Car Loan — 0.1%
$11,305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.397%, 8/20/2013, 144A(b)	$10,848,426

	ABS Home Equity — 0.0%
2,175,000	New Century Home Equity Loan Trust, Series 2005-2, Class M3, 0.746%, 6/25/2035(b)	1,239,060

	Aerospace & Defense — 0.1%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	604,188
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,210,000

		11,814,188

	Airlines — 2.2%
35,455,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	34,976,018
179,522	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	179,522
3,200,380	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	3,776,448
141,965	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	147,289
6,117,518	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	6,270,456
3,339,995	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	3,306,595
3,046,379	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,954,987
5,721,781	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	5,507,214
5,029,719	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	5,061,155
1,314,717	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,419,895
1,486,910	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,594,711
7,235,449	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	7,307,803
2,067,163	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,165,436
2,714,175	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	2,646,320
11,703,990	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	12,084,369

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$19,476,090	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	$18,697,046
19,191,567	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	21,878,387
17,425,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	18,993,250
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	3,065,125
2,450,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,560,250
1,472,356	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	1,544,060
8,142,151	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	8,182,862
25,800,820	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	26,252,334
7,126,790	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	7,625,665
2,185,205	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023	2,196,132
21,099,455	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	21,327,118
1,500,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	1,585,914
32,710,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	35,981,654
20,244,097	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	20,193,486
11,036,483	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	12,305,679

		291,787,180

	Automotive — 2.8%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	268,313
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	2,018,714
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	2,418,262
3,100,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	525,210
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	9,149,114
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,380,011
5,700,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	9,055,308
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	17,585,175
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	2,009,563

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$1,220,000	Ford Motor Co., 6.625%, 2/15/2028	$1,155,950
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	70,900,477
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,311,788
90,200,000	Ford Motor Co., 7.450%, 7/16/2031	94,033,500
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,345,000
39,805,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	42,534,827
22,640,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	24,757,338
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	16,497,765
47,600,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	53,401,202
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,578,840
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,911,637
3,100,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,293,750
5,300,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	5,803,500

		380,935,244

	Banking — 6.5%
65,105,000	AgriBank FCB, 9.125%, 7/15/2019, 144A(c)	80,751,945
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	22,702,773
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	20,798,031
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,715,369
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,937,185
8,020,000	Bank of America NA, 5.300%, 3/15/2017	8,254,272
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	35,169,074
56,650,000,000	Barclays Financial LLC, 4.470%, 12/04/2011, 144A, (KRW)	50,238,527
224,520,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	24,150,050
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	48,940,717
985,000	Citigroup, Inc., 5.850%, 12/11/2034	992,544
22,790,000	Citigroup, Inc., 5.875%, 2/22/2033	21,818,713
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	10,436,927
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,902,343
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	50,928,650
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	4,376,052

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	$69,444,416
9,905,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	10,933,337
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	401,180
30,375,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	31,572,534
1,285,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,354,405
3,120,000	HBOS PLC, 6.000%, 11/01/2033, 144A	2,377,783
119,806,078	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	110,664,874
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,136,823
109,312,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	11,933,074
229,157,783,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	23,485,784
599,726,100,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	65,469,259
76,496,404,750	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	8,529,885
27,555,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	27,820,493
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,113,053
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,368,808
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	29,219,858
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,591,042
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	6,068,375
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	821,666
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,351,467
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	27,848,073
10,500,000	Morgan Stanley, 5.500%, 7/24/2020	10,817,289
5,050,000	Morgan Stanley, GMTN, 5.125%, 11/30/2015, (GBP)	8,189,644
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	8,758,375
2,900,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	3,072,979
6,600,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	6,871,597
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,596,457

		882,925,702

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Brokerage — 0.0%
$880,000	Jefferies Group, Inc., 6.250%, 1/15/2036	$807,988
3,285,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,814,243

		4,622,231

	Building Materials — 1.0%
3,255,000	Masco Corp., 4.800%, 6/15/2015	3,200,983
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,171,984
13,440,000	Masco Corp., 6.125%, 10/03/2016	13,663,373
2,045,000	Masco Corp., 6.500%, 8/15/2032	1,755,076
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,485,284
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	36,234,235
46,412,000	USG Corp., 6.300%, 11/15/2016	40,262,410
14,155,000	USG Corp., 9.500%, 1/15/2018	13,889,594

		131,662,939

	Chemicals — 0.9%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	17,923,840
6,920,000	Borden, Inc., 8.375%, 4/15/2016	5,882,000
8,757,000	Borden, Inc., 9.200%, 3/15/2021	7,268,310
36,355,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	46,011,433
14,550,000	Hercules, Inc., 6.500%, 6/30/2029	11,894,625
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,096,000
24,086,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	25,049,440
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,292,632
700,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	838,709

		125,256,989

	Collateralized Mortgage Obligations — 0.1%
5,563,846	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	4,952,891
7,146,766	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 3.003%, 7/25/2047(b)	4,353,938
6,470,016	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.954%, 4/25/2035(b)	6,177,365

		15,484,194

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — 0.1%
$5,583,502	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.791%, 4/25/2037(b)	$3,964,711
3,548,538	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 3.097%, 4/25/2035(b)	3,120,183

		7,084,894

	Construction Machinery — 0.9%
48,305,000	Case New Holland, Inc., 7.750%, 9/01/2013	52,471,306
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,413,503
1,645,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,704,631
10,790,000	Terex Corp., 8.000%, 11/15/2017	10,803,488
18,703,000	United Rentals North America, Inc., 7.000%, 2/15/2014	18,703,000
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	30,402,881

		115,498,809

	Consumer Cyclical Services — 0.7%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	576,200
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,180,000
76,755,000	Western Union Co. (The), 6.200%, 11/17/2036	82,918,350

		87,674,550

	Distributors — 0.0%
1,500,000	EQT Corp., 8.125%, 6/01/2019	1,859,703

	Diversified Manufacturing — 0.4%
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,513,037
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	569,737
13,850,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	18,742,071
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,423,518
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	25,418,786

		51,667,149

	Electric — 3.5%
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(c)	8,734,187
8,408,771	AES Ironwood LLC, 8.857%, 11/30/2025	8,640,013
1,032,480	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,060,873
52,100,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	55,136,388
70,050,991	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	78,069,132
3,254,784	CE Generation LLC, 7.416%, 12/15/2018	3,339,024

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$31,115,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	$31,787,364
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	7,695,188
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	787,500
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,136,463
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	342,500
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	5,814,900
1,132,099	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	1,132,099
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	64,022,000
250,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	288,829
4,875,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	5,602,501
5,940,000	Energy Future Holdings Corp., 10.000%, 1/15/2020, 144A	5,896,994
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	655,791
5,310,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	5,863,637
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	15,232,800
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	50,391,007
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,565,625
1,317,625	Quezon Power Philippines Co., 8.860%, 6/15/2017	1,363,742
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	23,526,975
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	799,384
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	429,025
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	26,894,450
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	38,913,637
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	2,536,500
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	7,671,351
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	11,012,967
4,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	3,630,800

		475,973,646

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	24,311,200

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — 0.2%
$2,085,000	ARAMARK Corp., 5.000%, 6/01/2012	$2,090,212
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	25,898,552
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	978,269

		28,967,033

	Government Owned — No Guarantee — 0.4%
26,435,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	29,560,040
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	18,238,116

		47,798,156

	Health Insurance — 0.2%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	16,874,235
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,351,588

		19,225,823

	Healthcare — 2.4%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	4,116,443
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,934,948
10,230,000	Boston Scientific Corp., 6.000%, 1/15/2020	10,910,694
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,516,743
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	16,684,279
17,785,000	HCA, Inc., 5.750%, 3/15/2014	17,540,456
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,866,500
17,035,000	HCA, Inc., 6.375%, 1/15/2015	16,992,412
49,350,000	HCA, Inc., 6.500%, 2/15/2016	49,350,000
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,115,480
14,620,000	HCA, Inc., 7.050%, 12/01/2027	12,865,600
11,104,000	HCA, Inc., 7.190%, 11/15/2015	10,881,920
20,447,000	HCA, Inc., 7.500%, 12/15/2023	19,220,180
22,250,000	HCA, Inc., 7.500%, 11/06/2033	20,414,375
46,148,000	HCA, Inc., 7.690%, 6/15/2025	43,148,380
32,745,000	HCA, Inc., 8.360%, 4/15/2024	32,090,100
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,707,950
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,732,640
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,327,642
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	26,372,790
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	5,116,419

		325,905,951

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Home Construction — 0.9%
$11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	$11,602,950
4,830,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	3,622,500
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	10,448,750
6,040,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	4,348,800
2,490,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	1,867,500
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	4,151,400
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	1,710,056
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,185,600
1,685,000	KB Home, 5.750%, 2/01/2014	1,628,131
8,340,000	KB Home, 5.875%, 1/15/2015	7,881,300
5,805,000	KB Home, 6.250%, 6/15/2015	5,543,775
11,315,000	KB Home, 7.250%, 6/15/2018	10,607,813
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,623,288
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	35,445,000
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	10,552,000
4,245,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	4,289,844

		118,508,707

	Independent Energy — 1.1%
5,990,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	6,600,710
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	48,468,237
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,790,781
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	15,199,375
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	24,051,400
15,054,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	15,279,810
3,000,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	3,270,000
6,495,000	Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	6,559,950
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,947,160
13,570,000	QEP Resources, Inc., 6.875%, 3/01/2021	14,689,525
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,474,010
715,000	Williams Cos., Inc. (The), 7.750%, 6/15/2031	816,869
444,000	Williams Cos., Inc. (The), 7.875%, 9/01/2021	539,107

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$2,984,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	$3,376,283

		152,063,217

	Industrial Other — 0.2%
350,000	Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013	351,750
20,000,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	18,000,000
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,069,830

		29,421,580

	Life Insurance — 0.5%
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,228,700
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	20,311,875
4,815,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	4,899,262
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,677,690
15,930,000	MetLife, Inc., 6.400%, 12/15/2066	14,894,550
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	12,481,950
4,385,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	4,053,551
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,544,341
6,700,000	Unum Group, 7.125%, 9/30/2016	7,732,343

		72,824,262

	Local Authorities — 0.6%
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	58,982,500
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	26,371,011

		85,353,511

	Lodging — 0.0%
5,850,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	5,868,527

	Media Cable — 1.7%
11,140,000	Comcast Corp., 5.650%, 6/15/2035	11,245,807
1,265,000	Comcast Corp., 6.500%, 11/15/2035	1,414,098
161,264,000	Comcast Corp., 6.950%, 8/15/2037	189,096,554
400,000	CSC Holdings LLC, 7.875%, 2/15/2018	436,500
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	26,156,378

		228,349,337

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.5%
$1,140,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	$1,110,075
5,200,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	4,914,000
4,740,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	4,704,450
46,000,000	News America, Inc., 6.150%, 3/01/2037	49,530,546
10,385,000	News America, Inc., 6.400%, 12/15/2035	11,516,664

		71,775,735

	Metals & Mining — 0.4%
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	10,165,630
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,884,450
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,293,158
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,404,731
9,785,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	8,720,881
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	2,009,350
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,938,750
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	6,016,363
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	16,763,700

		60,197,013

	Non-Captive Consumer — 4.4%
7,920,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	6,316,200
3,800,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	3,595,750
6,900,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	6,520,500
8,885,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	8,196,413
2,900,000	American General Finance Corp., Series J, MTN, 5.900%, 9/15/2012	2,769,500
800,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	632,000
240,295,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	200,646,325
67,259,000	Residential Capital LLC, 9.625%, 5/15/2015	67,763,442
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	894,620
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,126,158
20,970,000	SLM Corp., MTN, 5.050%, 11/14/2014	19,969,333
3,695,000	SLM Corp., MTN, 5.125%, 8/27/2012	3,735,379

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	$2,143,428
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	5,866,957
54,478,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	53,387,568
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	40,043,395
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	11,535,968
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	19,764,859
24,705,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	24,039,571
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,404,373
30,355,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	23,342,115
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	96,016,684

		600,710,538

	Non-Captive Diversified — 7.8%
311,000	Ally Financial, Inc., 6.625%, 12/17/2010	312,944
22,211,000	Ally Financial, Inc., 6.750%, 12/01/2014	23,141,086
2,947,000	Ally Financial, Inc., 6.875%, 8/28/2012	3,075,931
17,038,000	Ally Financial, Inc., 7.500%, 12/31/2013	18,102,875
35,400,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	37,701,000
32,711,000	Ally Financial, Inc., 8.000%, 12/31/2018	33,610,552
25,955,000	Ally Financial, Inc., 8.000%, 11/01/2031	27,836,737
49,800,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	54,282,000
18,096,402	CIT Group, Inc., 7.000%, 5/01/2013	18,186,884
27,144,615	CIT Group, Inc., 7.000%, 5/01/2014	27,076,753
27,144,615	CIT Group, Inc., 7.000%, 5/01/2015	26,941,030
67,386,037	CIT Group, Inc., 7.000%, 5/01/2016	66,375,246
70,757,457	CIT Group, Inc., 7.000%, 5/01/2017	69,253,861
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,166,548
6,610,000	General Electric Capital Corp., EMTN, 9.000%, 1/04/2011, (NZD)	4,903,933
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	60,353,884

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	$50,280,206
115,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	89,082,458
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	45,774,378
15,305,000	General Electric Capital Corp., Series A, MTN, 0.826%, 5/13/2024(b)	12,691,579
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	183,980,072
5,760,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	5,417,014
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	360,000
10,985,000	International Lease Finance Corp., 6.375%, 3/25/2013	11,039,925
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	22,207,275
24,750,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	26,482,500
415,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	409,294
2,620,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,570,875
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,470,590
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	29,564,700
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,528,400
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	17,294,550
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	3,777,400
4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	3,647,363
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	6,666,344
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	3,268,000
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	28,630,950
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	1,648,725
1,530,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	1,187,663
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	35,353,425

		1,062,654,950

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 1.3%
$7,015,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	$7,050,075
8,060,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	8,140,600
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	12,086,941
77,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	99,251,709
3,095,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	3,141,425
16,035,000	Rowan Cos., Inc., 7.875%, 8/01/2019	19,137,821
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,693,358
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,118,115
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,176,259

		177,796,303

	Packaging — 0.3%
2,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	3,473,562
1,750,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,445,330
33,261,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	35,672,422

		41,591,314

	Paper — 2.4%
34,800,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	36,931,500
12,430,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	12,771,825
11,605,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	12,011,175
120,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	132,900
42,425,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	44,546,250
16,475,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	18,493,188
11,003,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	12,543,420
112,065,000	International Paper Co., 7.950%, 6/15/2018	135,906,717
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	15,676,170
25,210,000	Westvaco Corp., 8.200%, 1/15/2030	27,572,353
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	2,801,052
1,020,000	Weyerhaeuser Co., 7.375%, 3/15/2032	1,038,775

		320,425,325

	Pharmaceuticals — 0.3%
37,975,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	38,924,375

	Pipelines — 2.2%
19,745,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	21,492,116
15,685,000	El Paso Corp., 6.950%, 6/01/2028	14,790,641
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,430,332

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$1,000,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	$1,038,359
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	778,402
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,829,724
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,847,782
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	15,196,071
5,100,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	6,400,974
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	501,280
45,436,524	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	49,604,871
81,710,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	88,655,350
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,844,203
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	23,203,102
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	48,482,892
4,168,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	4,074,220

		295,170,319

	Property & Casualty Insurance — 0.3%
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,789,282
1,580,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	1,706,441
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	10,769,042
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	2,736,000
5,215,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	5,271,880
5,985,000	Willis North America, Inc., 6.200%, 3/28/2017	6,377,460
4,445,000	XL Group PLC, 6.250%, 5/15/2027	4,472,066
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,480,787

		36,602,958

	Railroads — 0.0%
1,200,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	1,264,182
1,395,000	CSX Corp., MTN, 6.000%, 10/01/2036	1,555,217
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	836,963

		3,656,362

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,340,664

	REITs — 0.4%
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	54,518,940

Principal Amount (‡)	Description	Value (†)

	REITs — Apartments — 0.3%
$2,025,000	Camden Property Trust, 5.000%, 6/15/2015	$2,178,892
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	29,674,962
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,613,348

		35,467,202

	REITs — Diversified — 0.0%
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	4,323,763

	REITs — Industrials — 0.1%
4,180,000	ProLogis, 5.625%, 11/15/2015	4,089,348
3,915,000	ProLogis, 5.625%, 11/15/2016	3,769,151
4,635,000	ProLogis, 5.750%, 4/01/2016	4,575,797
1,662,000	ProLogis, 6.625%, 5/15/2018	1,638,104
1,100,000	ProLogis, 6.875%, 3/15/2020	1,081,423
2,080,000	ProLogis, 7.375%, 10/30/2019	2,099,086

		17,252,909

	REITs — Office Property — 0.4%
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	48,654,943

	REITs — Regional Malls — 0.0%
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,579,801
450,000	Simon Property Group LP, 6.125%, 5/30/2018	522,197

		6,101,998

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	950,821

	Retailers — 1.1%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	8,451,470
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	2,909,375
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,092,792
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,372,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	402,688
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	9,679,475
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,795,550
37,064,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	35,766,760
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	663,575
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,865,450
15,907,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	15,747,930
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,845,375

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — continued
$2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	$2,394,562
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,751,897
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	31,204,625
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,710,087

		147,654,111

	Sovereigns — 6.7%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	13,801,125
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,282,731
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	26,676,078
112,100,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	134,329,097
6,250,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	7,485,522
29,875,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	35,159,708
2,350,305(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	20,006,683
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	168,650,165
2,037,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	17,432,497
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	77,337,624
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	10,327,747
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	64,671,420
24,800,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	27,455,970
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	7,570,815
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	37,414,628
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	95,520,590
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	78,234,988
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	20,102,000
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	16,992,603
2,528,745,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	12,886,157
5,387,208,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	27,175,114
4,020,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	4,526,700

		905,039,962

Principal Amount (‡)	Description	Value (†)

	Supermarkets — 0.7%
$2,000,000	American Stores Co., 7.900%, 5/01/2017	$1,935,000
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	58,871,610
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,153,350
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	3,989,425
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,328,800
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,683,212

		91,961,397

	Supranational — 1.4%
20,250,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	12,045,878
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	10,209,212
460,500,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	44,435,025
24,398,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	18,604,188
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	59,795,608
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	22,528,023
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	19,123,079
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,351,270

		193,092,283

	Technology — 2.2%
1,370,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	1,414,525
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	48,039,823
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,139,895
47,625,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	34,647,188
5,065,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,659,463
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,779,114
21,490,000	Avnet, Inc., 5.875%, 3/15/2014	23,440,798
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	39,290,983
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	13,011,989
6,150,000	Corning, Inc., 6.850%, 3/01/2029	7,071,903
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,418,488
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,494,400
11,626,000	Equifax, Inc., 7.000%, 7/01/2037	13,184,500

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$285,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	$284,644
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	5,723,900
475,000	Motorola, Inc., 6.000%, 11/15/2017	530,251
10,830,000	Motorola, Inc., 6.500%, 9/01/2025	11,786,181
22,539,000	Motorola, Inc., 6.500%, 11/15/2028	23,931,121
23,255,000	Motorola, Inc., 6.625%, 11/15/2037	24,868,385
250,000	Motorola, Inc., 7.500%, 5/15/2025	296,480
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	6,077,500
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	3,236,750
270,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	320,467
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	22,203,099
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	2,032,319

		297,884,166

	Tobacco — 0.5%
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	59,531,271
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	14,067,883

		73,599,154

	Transportation Services — 0.4%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)	7,194,555
13,030,788	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	12,379,249
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	5,593,148
8,083,878	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	8,164,716
181,285	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 1/02/2011	175,847
9,780,328	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	8,411,082
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	3,866,813
4,424,401	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	4,335,913
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,573,635

		54,694,958

	Treasuries — 15.2%
393,245,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	381,293,624
177,160,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	172,128,787

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	$315,359,748
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	126,726,310
130,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	133,135,704
101,755,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	102,821,108
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	181,129,757
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	27,747,638
75,385,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	77,977,206
4,074,191	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	2,709,447
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	17,888,102
151,035,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	117,910,922
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	84,124,478
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	41,458,315
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	63,592,579
1,180,775,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	221,335,959

		2,067,339,684

	Utility Other — 0.0%
3,300,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	3,743,355

	Wireless — 1.2%
29,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	29,783,175
4,748,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	4,777,675
42,310,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	42,098,450
21,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	19,385,190
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	29,398,260
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,573,000
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	11,167,637
13,320,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	14,152,500

		157,335,887

	Wirelines — 3.2%
8,900,000	AT&T Corp., 6.500%, 3/15/2029	9,936,191
5,650,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	5,212,125
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,576,629
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	9,561,096

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	$34,147,428
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	3,068,971
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	266,000
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	155,000
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,667,011
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	35,612,600
10,555,000	GTE Corp., 6.940%, 4/15/2028	12,201,137
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	52
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,947,893
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,593,990
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	28,867,150
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	12,229,400
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	16,335,000
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	39,912,400
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,587,630
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	32,718,950
33,130,000	Qwest Corp., 6.875%, 9/15/2033	32,715,875
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,075,000
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,198,950
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,299,440
5,470,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	5,798,200
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	21,697,004
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	19,369,476
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	32,876,103
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	18,859,232
11,680,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	10,598,082
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,869,997
6,835,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	8,065,040
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,232,856

		436,251,908

	Total Non-Convertible Bonds (Identified Cost $10,233,848,915)	11,041,645,505

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 7.9%
	Airlines — 0.1%
$10,655,000	AMR Corp., 6.250%, 10/15/2014	$10,361,988
1,255,000	UAL Corp., 4.500%, 6/30/2021	1,260,020

		11,622,008

	Automotive — 1.4%
2,020,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	1,838,200
121,370,000	Ford Motor Co., 4.250%, 11/15/2016	181,144,725
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	9,506,925

		192,489,850

	Diversified Manufacturing — 0.3%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	29,958,600
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	15,137,935

		45,096,535

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,414,250

	Healthcare — 0.3%
19,215,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	17,773,875
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	13,550,644
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	185,487
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,368,100
5,445,000	Omnicare, Inc., 3.250%, 12/15/2035	4,682,700

		38,560,806

	Independent Energy — 0.1%
1,860,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,429,875
4,120,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,584,400
3,795,000	Penn Virginia Corp., 4.500%, 11/15/2012	3,700,125

		8,714,400

	Lodging — 0.2%
30,418,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	29,657,550

	Media Non-Cable — 0.0%
7,702,608	Liberty Media LLC, 3.500%, 1/15/2031	4,101,639

	Metals & Mining — 0.1%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,131,250
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	17,383,975

		18,515,225

	Non-Captive Diversified — 0.3%
44,035,000	iStar Financial, Inc., 1.033%, 10/01/2012(b)	33,576,687

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 1.2%
$635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	$1,269,206
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	76,430,700
2,240,000	Kendle International, Inc., 3.375%, 7/15/2012	2,069,200
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	24,889,068
28,222,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	53,939,297

		158,597,471

	REITs — Industrials — 0.1%
19,445,000	ProLogis, 3.250%, 3/15/2015	19,056,100

	Technology — 2.7%
15,470,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	15,218,613
2,560,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	2,320,000
220,000	Ciena Corp., 0.250%, 5/01/2013	196,350
30,160,000	Ciena Corp., 0.875%, 6/15/2017	21,979,100
6,075,000	Ciena Corp., 4.000%, 3/15/2015	6,523,031
10,993,000	Intel Corp., 2.950%, 12/15/2035	10,869,329
220,000,000	Intel Corp., 3.250%, 8/01/2039	256,850,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	8,610,691
15,555,000	Micron Technology, Inc., 1.875%, 6/01/2014	13,824,506
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	573,650
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	23,690,590

		360,655,860

	Textile — 0.0%
85,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	79,900

	Wireless — 0.1%
16,157,000	NII Holdings, Inc., 3.125%, 6/15/2012	15,672,290

	Wirelines — 1.0%
34,645,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	32,782,831
13,484,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	13,484,000
6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	6,135,000
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	48,194,344
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	29,317,669
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	1,311,250

		131,225,094

	Total Convertible Bonds (Identified Cost $905,967,971)	1,070,035,665

Principal Amount (‡)	Description	Value (†)

Municipals — 1.1%
	California — 0.3%
$4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$3,667,557
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,404,402
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	5,144,519
14,415,000	State of California, 4.500%, 10/01/2029	14,197,766
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	4,108,924
3,620,000	State of California, 4.500%, 8/01/2030	3,549,953
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,225,713
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	12,324,576

		46,623,410

	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	4,076,957

	Illinois — 0.0%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,729,123

	Michigan — 0.1%
12,700,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	10,084,816

	Virginia — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	89,194,968

	Total Municipals (Identified Cost $189,948,670)	151,709,274

	Total Bonds and Notes (Identified Cost $11,329,765,556)	12,263,390,444

Bank Loans — 0.5%
	Chemicals — 0.1%
4,216,858	Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.313%, 5/05/2015(g)	4,025,750
809,920	Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	773,214

		4,798,964

	Electric — 0.0%
4,993,651	Texas Competitive Electric Holdings Company, LLC, Term Loan B2, 3.923%, 10/10/2014(g)	3,877,670

	Media Non-Cable — 0.0%
2,797,946	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	1,773,198

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.0%
$2,485,000	Dresser, Inc., 2nd Lien Term Loan, 6.112%, 5/04/2015(g)	$2,394,397
1,220,433	Dresser, Inc., Term Loan, 2.612%, 5/04/2014(g)	1,171,871

		3,566,268

	Printing & Publishing — 0.2%
26,455,948	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	20,622,411

	Wirelines — 0.2%
3,975,879	FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	2,571,916
12,057,742	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	7,774,470
17,361,148	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(g)(i)	13,237,876
5,395,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(g)	4,915,223

		28,499,485

	Total Bank Loans (Identified Cost $69,696,266)	63,137,996

Shares
Common Stocks — 4.8%
	Biotechnology — 0.2%
867,059	Vertex Pharmaceuticals, Inc.(e)	29,974,230

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(e)	12,926,008
128,014	Smurfit-Stone Container Corp.(e)	2,351,617

		15,277,625

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	5,003,075

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	755,750

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	50,663,299

	Household Durables — 0.1%
477,725	KB Home	5,412,624
549,450	Lennar Corp., Class A	8,450,541

		13,863,165

	Media — 0.0%
4,701	Dex One Corp.(e)	57,728
56,625	SuperMedia, Inc.(e)	598,526

		656,254

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	19,170,915
216,429	Repsol YPF SA, Sponsored ADR	5,582,916
141,249	Spectra Energy Corp.	3,185,165

		27,938,996

	Pharmaceuticals — 1.7%
7,978,200	Bristol-Myers Squibb Co.	216,289,002
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	120,692
459,757	Valeant Pharmaceuticals International, Inc.	11,516,916

		227,926,610

Shares	Description	Value (†)

	REITs – Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	$6,219,528
889,730	Associated Estates Realty Corp.	12,438,425
460,000	Equity Residential	21,882,200

		40,540,153

	REITs – Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	11,421,766

	REITs – Shopping Centers — 0.0%
201,557	Developers Diversified Realty Corp.	2,261,470

	Semiconductors & Semiconductor Equipment — 1.7%
11,932,326	Intel Corp.	229,458,629

	Total Common Stocks (Identified Cost $647,274,087)	655,741,022

Preferred Stocks — 2.5%
Convertible Preferred Stocks — 1.7%
	Automotive — 0.8%
2,378,821	Ford Motor Co. Capital Trust II, 6.500%	113,969,314

	Capital Markets — 0.1%
186,526	Newell Financial Trust I, 5.250%	7,379,435

	Commercial Banks — 0.1%
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	8,584,198

	Diversified Financial Services — 0.2%
19,062	Bank of America Corp., Series L, 7.250%	18,704,587
203,258	Sovereign Capital Trust IV, 4.375%	7,520,546

		26,225,133

	Electric Utilities — 0.1%
380,577	AES Trust III, 6.750%	18,576,915
107,725	CMS Energy Trust I, 7.750%(c)(j)	3,770,375

		22,347,290

	Machinery — 0.1%
229,491	United Rentals Trust I, 6.500%	7,687,949

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,473,720
159,977	El Paso Energy Capital Trust I, 4.750%	6,119,120

		10,592,840

	REITs - Hotels — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 1.950%(e)	915,915

	Semiconductors & Semiconductor Equipment — 0.2%
36,020	Lucent Technologies Capital Trust I, 7.750%	29,176,200

	Total Convertible Preferred Stocks (Identified Cost $204,225,482)	226,878,274

Non-Convertible Preferred Stocks — 0.8%
	Banking — 0.2%
36,916	Ally Financial, Inc., Series G, 7.000%, 144A	33,230,170

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	Diversified Financial Services — 0.1%
35,000	Bank of America Corp., 6.375%	$811,300
847,800	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter) 7.875%	21,195,000

		22,006,300

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	30,936

	Household Durables — 0.0%
49,411	Hovnanian Enterprises, Inc., 7.625%(e)	335,995

	Oil, Gas & Consumable Fuels — 0.1%
99,800	SandRidge Energy, Inc., 8.500%	10,414,350

	REITs — Industrials — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,596,000
116,192	ProLogis, Series C, 8.540%	5,809,600

		7,405,600

	Software — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	27,421,875

	Thrifts & Mortgage Finance — 0.1%
389,800	Countrywide Capital IV, 6.750%	9,390,282

	Total Non-Convertible Preferred Stocks (Identified Cost $79,083,023)	110,235,508

	Total Preferred Stocks (Identified Cost $283,308,505)	337,113,782

Closed End Investment Companies — 0.2%
392,579	Dreyfus High Yield Strategies Fund	1,754,828
88,955	DWS High Income Trust	898,446
860,000	Highland Credit Strategies Fund	6,303,800
104,115	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,176,499
2,042,648	Western Asset High Income Opportunity Fund, Inc.	12,807,403
1,157,524	Western Asset Managed High Income Fund, Inc.	7,454,455

	Total Closed End Investment Companies (Identified Cost $35,971,891)	30,395,431

Principal Amount (‡)
Short-Term Investments — 0.3%
$1,574,972	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $1,574,972 on 10/01/2010 collateralized by $1,470,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $1,609,799 including accrued interest (Note 2 of Notes to Financial Statements)	1,574,972

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — continued
$33,234,246	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $33,234,246 on 10/01/2010 collateralized by $32,565,000 Federal Home Loan Mortgage Corp. Discount Note, due 8/29/2011 valued at $32,483,588; $100,000 Federal Home Loan Bank, 0.580% due 6/01/2011 valued at $100,375; $1,300,000 Federal National Mortgage Association, 1.000% due 11/23/2011 valued at $1,316,250 including accrued interest (Note 2 of Notes to Financial Statements)	$33,234,246

	Total Short-Term Investments (Identified Cost $34,809,218)	34,809,218

	Total Investments — 98.7% (Identified Cost $12,400,825,523)(a)	13,384,587,893
	Other assets less liabilities — 1.3%	182,630,501

	Net Assets — 100.0%	$13,567,218,394

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $12,445,689,893 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,366,741,392
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(427,843,392)

	Net unrealized appreciation	$938,898,000

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $446,629,385 or 3.3% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2010 the value of this security amounted to $3,770,375 or 0.0% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $1,521,268,235 or 11.2% of net assets.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	15.2%
Non-Captive Diversified	8.1
Banking	6.7
Sovereigns	6.7
Automotive	5.0
Technology	4.9
Non-Captive Consumer	4.4
Wirelines	4.4
Electric	3.5
Pharmaceuticals	3.2
Healthcare	2.7
Paper	2.4
Airlines	2.3
Pipelines	2.2
Other Investments, less than 2% each	26.7
Short-Term Investments	0.3

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	67.6%
Canadian Dollar	12.4
New Zealand Dollar	3.9
Norwegian Krone	3.0
Euro	2.1
Other, less than 2% each	9.7

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities

September 30, 2010

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
ASSETS
Investments at cost	$371,812,949	$143,655,402	$30,988,891	$325,863,102	$12,400,825,523
Net unrealized appreciation	26,655,151	14,591,748	2,291,856	12,378,953	983,762,370

Investments at value	398,468,100	158,247,150	33,280,747	338,242,055	13,384,587,893
Cash	—	290,518	—	71,834	272,879
Due from custodian (Note 2)	—	—	—	—	3,020,723
Foreign currency at value (identified cost $0, $4,192, $371,958, $0 and $10,075,783)	—	2,656	385,030	—	9,568,127
Receivable for Fund shares sold	19,343,941	352,652	99,261	1,644,608	29,321,160
Receivable for securities sold	21,363,877	212,249	—	—	45,607,735
Dividends and interest receivable	4,444,230	2,147,705	459,108	1,353,255	198,600,861
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	141,570	—	—
Tax reclaims receivable	8,042	15,938	3,596	—	1,047,034

TOTAL ASSETS	443,628,190	161,268,868	34,369,312	341,311,752	13,672,026,412

LIABILITIES
Payable for securities purchased	31,103,587	677,547	—	—	61,772,288
Payable for Fund shares redeemed	405,945	1,908,984	468,268	528,391	31,290,541
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	6,979	—	—
Foreign taxes payable (Note 2)	—	—	—	—	220,244
Due to broker (Note 2)	—	—	—	—	3,020,723
Dividends payable	—	—	—	240,296	—
Management fees payable (Note 6)	123,155	73,777	2,750	84,097	6,153,093
Deferred Trustees’ fees (Note 6)	229,443	91,652	27,104	217,024	583,600
Administrative fees payable (Note 6)	14,876	6,030	1,273	13,306	518,635
Other accounts payable and accrued expenses	93,753	92,535	52,694	84,289	1,248,894

TOTAL LIABILITIES	31,970,759	2,850,525	559,068	1,167,403	104,808,018

NET ASSETS	$411,657,431	$158,418,343	$33,810,244	$340,144,349	$13,567,218,394

NET ASSETS CONSIST OF:
Paid-in capital	$385,946,991	$143,700,245	$31,374,119	$329,335,461	$13,321,639,728
Undistributed net investment income (Distributions in excess of net investment income)	249,369	178,040	(163,380)	(127,347)	4,843,087
Accumulated net realized gain (loss) on investments, swap agreements and foreign currency transactions	(1,206,987)	(56,713)	141,532	(1,442,718)	(744,454,141)
Net unrealized appreciation on investments and foreign currency translations	26,668,058	14,596,771	2,457,973	12,378,953	985,189,720

NET ASSETS	$411,657,431	$158,418,343	$33,810,244	$340,144,349	$13,567,218,394

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$214,723,169	$68,010,828	$18,757,681	$164,264,914	$5,758,070,100

Shares of beneficial interest	16,843,359	13,854,602	1,678,915	13,670,145	391,961,353

Net asset value and redemption price per share	$12.75	$4.91	$11.17	$12.02	$14.69

Offering price per share (100/[100 - maximum sales charge] of net asset value) (Note 1)	$13.35	$5.14	$11.70	$12.39	$15.38

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,489,843	$1,208,596	$—	$4,049,367	$137,268,113

Shares of beneficial interest	350,962	245,701	—	337,345	9,287,909

Net asset value and offering price per share	$12.79	$4.92	$—	$12.00	$14.78

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$123,122,504	$19,311,948	$6,145,057	$75,983,536	$5,146,163,761

Shares of beneficial interest	9,652,551	3,927,775	553,032	6,318,739	348,483,279

Net asset value and offering price per share	$12.76	$4.92	$11.11	$12.03	$14.77

Class Y shares:
Net assets	$69,321,915	$69,886,971	$8,907,506	$95,846,532	$2,521,337,366

Shares of beneficial interest	5,407,085	14,250,436	797,815	7,952,741	171,748,268

Net asset value, offering and redemption price per share	$12.82	$4.90	$11.16	$12.05	$14.68

Admin Class shares:
Net assets	$—	$—	$—	$—	$4,379,054

Shares of beneficial interest	—	—	—	—	298,635

Net asset value, offering and redemption price per share	$—	$—	$—	$—	$14.66

See accompanying notes to financial statements.

53  |

Statements of Operations

For the Year Ended September 30, 2010

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$17,226,091	$12,297,471	$1,013,899	$6,919,648	$820,873,584
Dividends	37,198	230,967	—	—	46,586,956
Less net foreign taxes withheld	—	—	(2,662)	—	(140,831)

	17,263,289	12,528,438	1,011,237	6,919,648	867,319,709

Expenses
Management fees (Note 6)	1,344,800	952,564	186,831	1,305,198	73,019,120
Service and distribution fees (Note 6)	1,488,399	372,974	99,338	1,028,107	65,846,077
Administrative fees (Note 6)	156,159	76,320	14,960	127,418	6,282,952
Trustees’ fees and expenses (Note 6)	41,460	26,056	17,732	39,295	284,625
Transfer agent fees and expenses (Note 6)	342,098	212,283	16,163	213,458	10,452,878
Audit and tax services fees	46,485	45,962	46,558	46,612	60,675
Custodian fees and expenses	31,073	50,725	38,818	27,113	666,403
Legal fees	6,799	3,276	674	5,336	274,033
Registration fees	73,157	66,493	51,620	86,540	283,717
Shareholder reporting expenses	62,971	44,487	5,203	32,425	1,489,592
Miscellaneous expenses	14,976	12,114	7,084	13,157	402,729

Total expenses	3,608,377	1,863,254	484,981	2,924,659	159,062,801
Less waiver and/or expense reimbursement (Note 6)	(5,687)	(61,432)	(120,967)	(212,771)	—

Net expenses	3,602,690	1,801,822	364,014	2,711,888	159,062,801

Net investment income	13,660,599	10,726,616	647,223	4,207,760	708,256,908

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	11,780,208	15,061,649	(20,587)	5,299,478	(77,090,397)
Swap agreements	—	—	5,412	—	—
Foreign currency transactions	(92,152)	7,407	96,325	—	2,149,629
Net change in unrealized appreciation (depreciation) on:
Investments	13,887,953	(26,304)	1,027,962	5,267,995	1,297,401,687
Foreign currency translations	12,907	14,375	86,485	—	(308,067)

Net realized and unrealized gain on investments, swap agreements and foreign currency transactions	25,588,916	15,057,127	1,195,597	10,567,473	1,222,152,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,249,515	$25,783,743	$1,842,820	$14,775,233	$1,930,409,760

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$13,660,599	$10,726,024	$10,726,616	$7,929,754	$647,223	$501,191
Net realized gain (loss) on investments, swap agreements and foreign currency transactions	11,688,056	1,047,585	15,069,056	(2,943,074)	81,150	246,125
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,900,860	27,447,211	(11,929)	23,846,800	1,114,447	2,396,258

Net increase in net assets resulting from operations	39,249,515	39,220,820	25,783,743	28,833,480	1,842,820	3,143,574

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(8,308,883)	(7,509,410)	(4,606,994)	(3,638,806)	(356,057)	(80,043)
Class B	(232,826)	(436,844)	(84,337)	(124,178)	—	—
Class C	(4,369,129)	(2,761,267)	(1,149,766)	(969,430)	(148,175)	(13,441)
Class Y	(2,762,927)	(1,308,176)	(5,066,381)	(3,008,116)	(329,863)	(240,546)
Net realized capital gains
Class A	—	—	—	—	(81,934)	—
Class C	—	—	—	—	(46,824)	—
Class Y	—	—	—	—	(94,216)	—

Total distributions	(15,673,765)	(12,015,697)	(10,907,478)	(7,740,530)	(1,057,069)	(334,030)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	128,799,979	58,618,493	(41,510,546)	109,311,312	8,541,560	9,056,042

Redemption fees
Class A	—	—	—	17,604	—	—
Class B	—	—	—	697	—	—
Class C	—	—	—	4,945	—	—
Class Y	—	—	—	3,996	—	—

Total redemption fees	—	—	—	27,242	—	—

Net increase (decrease) in net assets	152,375,729	85,823,616	(26,634,281)	130,431,504	9,327,311	11,865,586
NET ASSETS
Beginning of the year	259,281,702	173,458,086	185,052,624	54,621,120	24,482,933	12,617,347

End of the year	$411,657,431	$259,281,702	$158,418,343	$185,052,624	$33,810,244	$24,482,933

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$249,369	$1,162,716	$178,040	$8,540	$(163,380)	$180,612

See accompanying notes to financial statements.

55  |

	Limited Term Government and Agency Fund		Strategic Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$4,207,760	$5,607,171	$708,256,908	$729,275,012
Net realized gain (loss) on investments, swap agreements and foreign currency transactions	5,299,478	2,955,994	(74,940,768)	(765,289,471)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,267,995	8,456,894	1,297,093,620	2,056,646,082

Net increase in net assets resulting from operations	14,775,233	17,020,059	1,930,409,760	2,020,631,623

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,182,978)	(3,913,002)	(325,626,381)	(356,540,265)
Class B	(65,117)	(112,841)	(7,060,015)	(9,240,752)
Class C	(971,553)	(1,292,557)	(249,098,299)	(258,397,380)
Class Y	(1,424,364)	(471,487)	(134,204,230)	(89,955,755)
Admin Class	—	—	(41,765)	—
Net realized capital gains
Class A	—	—	—	(33,148,981)
Class B	—	—	—	(1,003,570)
Class C	—	—	—	(25,254,965)
Class Y	—	—	—	(5,262,204)

Total distributions	(5,644,012)	(5,789,887)	(716,030,690)	(778,803,872)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	128,975,189	51,940,484	(292,510,626)	923,443,021

Net increase (decrease) in net assets	138,106,410	63,170,656	921,868,444	2,165,270,772
NET ASSETS
Beginning of the year	202,037,939	138,867,283	12,645,349,950	10,480,079,178

End of the year	$340,144,349	$202,037,939	$13,567,218,394	$12,645,349,950

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(127,347)	$40,900	$4,843,087	$(3,333,964)

|  56

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
9/30/2010	$11.91	$0.54	$0.91	$1.45	$(0.61)	$—	$(0.61)	$—
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)	—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	—	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	—	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	—	(0.61)	0.00
Class B
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)	—
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	—	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00
Class C
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)	—
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	—	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00
Class Y
9/30/2010	11.97	0.57	0.92	1.49	(0.64)	—	(0.64)	—
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	—	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	—	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	—	(0.64)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$12.75	12.55	$214,723	0.90		0.90		4.41	87
11.91	20.07	140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91

12.79	11.64	4,490	1.65		1.65		3.64	87
11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91

12.76	11.71	123,123	1.65		1.65		3.66	87
11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91

12.82	12.85	69,322	0.65		0.65		4.66	87
11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(h)	0.80	(h)	4.58	91

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.06%.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)

HIGH INCOME FUND
Class A
9/30/2010	$4.49	$0.32	$0.42	$0.74	$(0.32)	$—	$(0.32)	$—
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00	(g)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	—	(0.34)	0.00
Class B
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)	—
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00	(g)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	—	(0.30)	0.00
Class C
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)	—
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00	(g)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	—	(0.30)	0.00
Class Y
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)	—
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00	(g)
9/30/2008(h)	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
9/30/2010	$10.84	$0.22	$0.48	$0.70	$(0.29)	$(0.08)	$(0.37)	$—
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—
9/30/2008(i)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00	(j)
Class C
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)	—
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—
9/30/2008(i)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01	(j)
Class Y
9/30/2010	10.82	0.25	0.47	0.72	(0.30)	(0.08)	(0.38)	—
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—
9/30/2008(i)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01	(j)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

59  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$4.91	17.05	$68,011	1.15	1.20	6.72	56
4.49	15.97	59,944	1.15	1.28	8.82	30
4.24	(10.98)	38,577	1.15	1.40	7.01	27
5.12	8.10	32,603	1.18	1.43	6.40	41
5.09	9.39	29,069	1.31	1.48	6.70	41

4.92	16.13	1,209	1.90	1.94	6.00	56
4.50	15.06	1,569	1.90	2.06	8.32	30
4.25	(11.64)	2,267	1.90	2.15	6.15	27
5.13	7.21	4,201	1.94	2.18	5.63	41
5.10	8.79	7,283	2.08	2.25	6.00	41

4.92	16.15	19,312	1.90	1.95	5.97	56
4.50	15.37	17,827	1.90	2.03	8.09	30
4.24	(11.62)	9,945	1.90	2.15	6.32	27
5.12	7.22	5,275	1.93	2.17	5.63	41
5.09	8.58	3,457	2.07	2.23	5.96	41

4.90	17.11	69,887	0.90	0.93	7.02	56
4.49	16.29	105,713	0.90	0.92	8.32	30
4.24	(9.10)	3,833	0.90	1.15	8.03	27

$11.17	6.66	$18,758	1.10	1.49	2.14	128
10.84	20.41	8,479	1.10	2.11	3.29	91
9.19	(6.37)	1,953	1.10	2.95	2.66	60

11.11	5.86	6,145	1.85	2.24	1.40	128
10.82	19.58	2,955	1.85	2.93	2.56	91
9.18	(6.95)	683	1.85	3.70	1.92	60

11.16	6.92	8,908	0.85	1.23	2.41	128
10.82	20.73	13,049	0.85	1.92	3.53	91
9.18	(6.39)	9,981	0.85	2.48	2.74	60

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2009, redemption fees were eliminated.
(h)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(i)	For the period February 1, 2008 (inception) through September 30, 2008.
(j)	Effective June 2, 2008, redemption fees were eliminated.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2010	$11.60	$0.20	$0.49	$0.69	$(0.27)	$—	$(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	—	(0.43)
Class B
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	—	(0.35)
Class C
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	—	(0.35)
Class Y
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	—	(0.47)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

61  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$12.02	6.03	$164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45
11.00	3.20	114,180	1.04	1.09	3.57	50

12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45
10.98	2.36	9,952	1.79	1.84	2.79	50

12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45
10.99	2.46	4,230	1.79	1.84	2.81	50

12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45
11.03	3.43	2,461	0.74	0.74	3.89	50

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

STRATEGIC INCOME FUND
Class A
9/30/2010	$13.39	$0.80	$1.31	$2.11	$(0.81)	$—	$(0.81)	$—
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
Class B
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)	—
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
Class C
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)	—
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
Class Y
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)	—
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
Admin Class
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)	—

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

63  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$14.69	16.20	$5,758,070	0.96	0.96	5.67	27
13.39	20.56	5,544,029	0.99	0.99	7.74	39
12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
15.18	9.90	5,749,315	1.00	1.00	5.39	22
14.60	9.04	2,782,887	1.05	1.05	5.01	21

14.78	15.39	137,268	1.71	1.71	4.92	27
13.46	19.62	148,887	1.74	1.74	7.02	39
12.16	(15.19)	161,751	1.72	1.73	5.78	24
15.25	9.08	233,418	1.76	1.76	4.61	22
14.66	8.22	179,927	1.79	1.79	4.26	21

14.77	15.40	5,146,164	1.71	1.71	4.92	27
13.45	19.66	4,894,546	1.74	1.74	6.95	39
12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
15.24	9.08	3,843,823	1.75	1.75	4.63	22
14.65	8.14	1,812,278	1.79	1.79	4.24	21

14.68	16.50	2,521,337	0.71	0.71	5.92	27
13.38	20.91	2,057,888	0.72	0.72	7.76	39
12.09	(14.34)	783,058	0.72	0.72	6.88	24
15.17	10.22	638,868	0.74	0.74	5.67	22
14.59	9.28	271,065	0.78	0.78	5.30	21

14.66	9.61	4,379	1.24	1.24	5.52	27

(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

|  64

Notes to Financial Statements

September 30, 2010

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective February 1, 2010, Strategic Income Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

65  |

Notes to Financial Statements (continued)

September 30, 2010

Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency

|  66

Notes to Financial Statements (continued)

September 30, 2010

contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must pay the protection buyer the agreed upon notional value (“par value”) of the reference obligation in exchange for the reference obligation (or may pay the difference between the par value and market value of the reference obligation). The Funds may also make or receive upfront payments.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees received or paid by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements. The Funds cover their net obligations under outstanding credit default swaps by segregating liquid assets in the form of collateral.

At September 30, 2010, there were no open credit default swaps.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contract mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

67  |

Notes to Financial Statements (continued)

September 30, 2010

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 was as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total

Core Plus Bond Fund	$15,673,765	$—	$15,673,765	$12,015,697	$—	$12,015,697
High Income Fund	10,907,478	—	10,907,478	7,740,530	—	7,740,530
International Bond Fund	1,057,069	—	1,057,069	334,030	—	334,030
Limited Term Government and Agency Fund	5,644,012	—	5,644,012	5,789,887	—	5,789,887
Strategic Income Fund	716,030,690	—	716,030,690	725,851,869	52,952,003	778,803,872

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund

Undistributed ordinary income	$470,834	$790,353	$91,685	$329,973	$13,103,747
Undistributed long-term capital gains	—	—	152,901	—	—

Total undistributed earnings	470,834	790,353	244,586	329,973	13,103,747

Capital loss carryforward:
Expires September 30, 2014	(181,728)	—	—	—	—
Expires September 30, 2015	—	—	—	(715,432)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)
Expires September 30, 2018	—	—	—	—	(529,941,082)

Total capital loss carryforward	(181,728)	(33,112)	—	(815,748)	(575,613,327)
Deferred net capital losses (post-October 2009)	—	—	—	—	(126,545,807)
Unrealized appreciation (depreciation)	25,650,778	14,194,806	2,218,644	11,751,981	939,966,602

Total accumulated earnings (losses)	$25,939,884	$14,952,047	$2,463,230	$11,266,206	$250,911,215

Capital loss carryforward utilized in the current year	$10,121,581	$11,956,905	$—	$4,384,047	$—

Core Plus Bond Fund, High Income Fund, and Limited Term Government and Agency Fund had $9,272,152, $14,869,729 and $663,109, respectively, of capital loss carryforwards expire in the current year.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the

|  68

Notes to Financial Statements (continued)

September 30, 2010

investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2010, none of the Funds loaned securities under this agreement. Excess collateral in the amount of $3,020,723 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of Strategic Income Fund.

j.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated with the custodian and/or broker in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$380,652,087	$—	$380,652,087
Bank Loans	—	2,711,637	—	2,711,637
Preferred Stocks	—	478,883	—	478,883
Short-Term Investments	—	14,625,493	—	14,625,493

Total	$—	$398,468,100	$—	$398,468,100

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

69  |

Notes to Financial Statements (continued)

September 30, 2010

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes(a)	$—	$139,177,536	$—	$139,177,536
Bank Loans(a)	—	1,236,608	—	1,236,608
Preferred Stocks
Convertible Preferred Stocks
Automotive	21,559	—	—	21,559
Capital Markets	—	1,063,836	—	1,063,836
Diversified Financial Services	—	138,084	—	138,084
Electric Utilities	316,061	—	—	316,061
Machinery	—	85,425	—	85,425
Oil, Gas & Consumable Fuels	363,375	—	—	363,375
Semiconductors & Semiconductor Equipment	—	647,190	—	647,190

Total Convertible Preferred Stocks	700,995	1,934,535	—	2,635,530

Non-Convertible Preferred Stocks(a)	—	246,643	—	246,643

Total Preferred Stocks	700,995	2,181,178	—	2,882,173

Common Stocks(a)	1,067,474	—	—	1,067,474
Closed End Investment Companies	34,535	—	—	34,535
Short-Term Investments	—	13,848,824	—	13,848,824

Total	$1,803,004	$156,444,146	$—	$158,247,150

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

International Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$32,709,084	$—	$32,709,084
Short-Term Investments	—	571,663	—	571,663

Total Investments	—	33,280,747	—	33,280,747

Forward Foreign Currency Contracts (unrealized appreciation)	—	141,570	—	141,570

Total	$—	$33,422,317	$—	$33,422,317

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(6,979)	$—	$(6,979)

(a)	Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$338,242,055	$—	$338,242,055

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2010

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$256,811,162	$34,976,018	$291,787,180
Non-Captive Consumer	2,126,158	—	—	2,126,158
All Other Non-Convertible Bonds(a)	—	10,747,732,167	—	10,747,732,167

Total Non-Convertible Bonds	2,126,158	11,004,543,329	34,976,018	11,041,645,505

Convertible Bonds(a)	—	1,070,035,665	—	1,070,035,665
Municipals(a)	—	151,709,274	—	151,709,274

Total Bonds and Notes	2,126,158	12,226,288,268	34,976,018	12,263,390,444

Bank Loans(a)	—	63,137,996	—	63,137,996
Common Stocks(a)	655,741,022	—	—	655,741,022
Preferred Stocks
Convertible Preferred Stocks
Automotive	113,969,314	—	—	113,969,314
Capital Markets	—	7,379,435	—	7,379,435
Commercial Banks	8,584,198	—	—	8,584,198
Diversified Financial Services	18,704,587	7,520,546	—	26,225,133
Electric Utilities	18,576,915	—	3,770,375	22,347,290
Machinery	—	7,687,949	—	7,687,949
Oil, Gas & Consumable Fuels	10,592,840	—	—	10,592,840
REITs - Hotels	915,915	—	—	915,915
Semiconductors & Semiconductor Equipment	—	29,176,200	—	29,176,200

Total Convertible Preferred Stocks	171,343,769	51,764,130	3,770,375	226,878,274

Non-Convertible Preferred Stocks
Banking	—	33,230,170	—	33,230,170
Diversified Financial Services	811,300	21,195,000	—	22,006,300
Electric Utilities	—	30,936	—	30,936
Household Durables	335,995	—	—	335,995
Oil, Gas & Consumable Fuels	—	10,414,350	—	10,414,350
REITs - Industrials	5,809,600	1,596,000	—	7,405,600
Software	—	27,421,875	—	27,421,875
Thrifts & Mortgage Finance	9,390,282	—	—	9,390,282

Total Non-Convertible Preferred Stocks	16,347,177	93,888,331	—	110,235,508

Total Preferred Stocks	187,690,946	145,652,461	3,770,375	337,113,782

Closed End Investment Companies	30,395,431	—	—	30,395,431
Short-Term Investments	—	34,809,218	—	34,809,218

Total	$875,953,557	$12,469,887,943	$38,746,393	$13,384,587,893

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

71  |

Notes to Financial Statements (continued)

September 30, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2010:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$389,767	$—	$—	$—	$—	$—	$(389,767)	$—
Non-Captive Consumer	497,545	7,243	(19,550)	37,378	(522,616)	—	—	—
Non-Captive Diversified	478,858	—	—	—	—	—	(478,858)	—
Supranational	678,290	—	—	—	—	—	(678,290)	—
Technology	900,000	4,241	302,588	(140,839)	(1,065,990)	—	—	—
Wireless	970,125	504	—	(9,448)	(961,181)	—	—	—
Convertible Bonds
Technology	196,560	4,737	12,025	2,678	(216,000)	—	—	—
Wirelines	863,900	1,973	(18,892)	(64,581)	(782,400)	—	—	—

Total	$4,975,045	$18,698	$276,171	$(174,812)	$(3,548,187)	$—	$(1,546,915)	$—

Debt securities valued at $1,546,915 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $868,625 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $678,290 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Ireland	$98,563	$57	$(1,861)	$147	$(96,906)	$—	$—	$—
Supranational	67,829	—	—	—	—	—	(67,829)	—

Total	$166,392	$57	$(1,861)	$147	$(96,906)	$—	$(67,829)	$—

Debt securities valued at $67,829 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs observable to the Fund.

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Notes to Financial Statements (continued)

September 30, 2010

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
ABS Home Equity	$538,786	$—	$(141,943)	$457,162	$(854,005)	$—	$—	$—

Total	$538,786	$—	$(141,943)	$457,162	$(854,005)	$—	$—	$—

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Airlines	$6,940,852	$8,242	$—	$1,068,018	$33,899,758	$—	$(6,940,852)	$34,976,018
Automotive	2,526,146	—	—	—	—	—	(2,526,146)	—
Chemicals	23,203,580	—	—	—	—	—	(23,203,580)	—
Diversified Manufacturing	20,732,656	—	—	—	—	—	(20,732,656)	—
Electric	4,708,532	—	—	—	—	—	(4,708,532)	—
Non-Captive Consumer	4,129,285	2,638	268	205,168	(4,337,359)	—	—	—
Non-Captive Diversified	4,017,538	—	—	—	—	—	(4,017,538)	—
Supranational	30,455,245	—	—	—	—	—	(30,455,245)	—
Technology	225,000	—	—	—	—	—	(225,000)	—
Convertible Bonds
Technology	3,394,300	54,845	134,788	146,067	(3,730,000)	—	—	—
Wirelines	57,319,500	—	—	—	—	—	(57,319,500)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	3,770,375	—	—	—	—	—	—	3,770,375
REITs - Hotels	491,050	—	—	—	—	—	(491,050)	—

Total	$161,914,059	$65,725	$135,056	$1,419,253	$25,832,399	$—	$(150,620,099)	$38,746,393

A preferred stock valued at $491,050 was transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, this security was valued using a broker-dealer bid quotation based on inputs unobservable to the Fund; at September 30, 2010, this security was valued at the market price in accordance with the Fund’s valuation policies.

Debt securities valued at $150,129,049 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $119,673,804 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $30,455,245 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

73  |

Notes to Financial Statements (continued)

September 30, 2010

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts and swaps (including credit default swaps).

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2010, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. The Funds may use credit default swaps to reduce their credit exposure to issuers of bonds they hold without having to sell the bonds. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of the fees paid by the protection buyer. During the year ended September 30, 2010, International Bond Fund engaged in credit default swap transactions as a protection buyer for hedging purposes.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts and swap transactions. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts

Net Realized Gain (Loss) on:
Foreign currency transactions*	$(12,761)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	12,761

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2010:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts

Assets
Unrealized appreciation on forward foreign currency contracts	$141,570
Liabilities
Unrealized depreciation on forward foreign currency contracts	(6,979)

|  74

Notes to Financial Statements (continued)

September 30, 2010

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Credit Contracts

Net Realized Gain (Loss) on:
Swap agreements	$—	$5,412
Foreign currency transactions*	119,441	—
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	69,385	—

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of derivative activity, as a percentage of net assets, for High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2010:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.08%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2010	0.00%

International Bond Fund	Forwards	Swaps
Average Notional Amount Outstanding	17.98%	0.49%
Highest Notional Amount Outstanding	27.79%	2.21%
Lowest Notional Amount Outstanding	10.04%	0.00%
Notional Amount Outstanding as of September 30, 2010	17.34%	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$149,804,323	$126,863,722	$234,005,525	$148,838,092
High Income Fund	—	173,431	81,575,432	127,053,348
International Bond Fund	4,602,170	4,611,391	44,355,227	33,273,986
Limited Term Government and Agency Fund	295,625,661	178,948,726	63,962,435	52,122,606
Strategic Income Fund	162,676,309	190,710,692	3,284,296,010	3,217,335,294

75  |

Notes to Financial Statements (continued)

September 30, 2010

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $50 million	Next $1.75 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.4000%	0.4000%	0.4000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.6000%	0.5500%	0.5400%

Prior to July 1, 2010, Limited Term Government and Agency Fund paid a management fee at an annual rate of 0.50%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%	—
High Income Fund	1.15%	1.90%	1.90%	0.90%	—
International Bond Fund	1.10%	—	1.85%	0.85%	—
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%	1.50%

Prior to July 1, 2010, the expense limits as a percentage of average daily net assets for the Limited Term Government and Agency Fund were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y
0.90%	1.65%	1.65%	0.65%

|  76

Notes to Financial Statements (continued)

September 30, 2010

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for the Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2010, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$672,400	$2,844	$669,556	0.207%	0.206%
High Income Fund	952,564	61,432	891,132	0.600%	0.561%
International Bond Fund	186,831	120,967	65,864	0.600%	0.212%
Limited Term Government and Agency Fund	1,305,198	212,771	1,092,427	0.491%	0.411%
Strategic Income Fund	73,019,120	—	73,019,120	0.558%	0.558%

[1]	Management fee waivers are subject to possible recovery until September 30, 2011.

For the year ended September 30, 2010, the advisory administration fees for Core Plus Bond Fund were as follows:

Gross Advisory Administration Fee	Waiver of Advisory Administration Fee	Net Advisory Administration Fee	Percentage of Average Daily Net Assets
			Gross	Net
$672,400	$2,843	$669,557	0.207%	0.206%

No expenses were recovered during the year ended September 30, 2010 under the terms of the expense limitation agreement.

Certain officers and directors of Loomis Sayles and Natixis Advisors and its affiliates are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for

77  |

Notes to Financial Statements (continued)

September 30, 2010

services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares. Under the Admin Class Plan, the Strategic Income Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Strategic Income Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Core Plus Bond Fund	$413,358	$13,758	$255,002	$—	$41,273	$765,008	$—
High Income Fund	168,724	3,497	47,566	—	10,491	142,696	—
International Bond Fund	38,382	—	15,239	—	—	45,717	—
Limited Term Government and Agency Fund	349,820	10,373	159,199	—	31,117	477,598	—
Strategic Income Fund	14,187,827	357,146	12,556,548	1,740	1,071,436	37,669,640	1,740

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$156,159
High Income Fund	76,320
International Bond Fund	14,960
Limited Term Government and Agency Fund	127,418
Strategic Income Fund	6,282,952

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees

|  78

Notes to Financial Statements (continued)

September 30, 2010

attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$223,807
High Income Fund	108,959
International Bond Fund	10,882
Limited Term Government and Agency Fund	116,345
Strategic Income Fund	8,068,633

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2010 were as follows:

Fund	Commissions
Core Plus Bond Fund	$379,697
High Income Fund	79,786
International Bond Fund	65,871
Limited Term Government and Agency Fund	247,248
Strategic Income Fund	6,625,150

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International

79  |

Notes to Financial Statements (continued)

September 30, 2010

Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended September 30, 2010, Loomis Sayles reimbursed the Strategic Income Fund $76,238 and the Limited Term Government and Agency Fund $1,899 for losses incurred in connection with trading errors.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  At September 30, 2010, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 28,447 shares of beneficial interest of Limited Term Government and Agency Fund and Natixis US owned shares equating to 20.01% of International Bond Fund’s net assets.

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Notes to Financial Statements (continued)

September 30, 2010

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	8,076,791	$99,281,285	5,053,473	$54,649,921
Issued in connection with the reinvestment of distributions	503,145	6,118,146	515,393	5,579,642
Redeemed	(3,556,858)	(43,324,928)	(4,737,622)	(51,103,206)

Net change	5,023,078	$62,074,503	831,244	$9,126,357

Class B
Issued from the sale of shares	46,593	$562,160	72,713	$778,608
Issued in connection with the reinvestment of distributions	14,472	175,787	28,331	305,872
Redeemed	(298,342)	(3,615,617)	(504,102)	(5,425,057)

Net change	(237,277)	$(2,877,670)	(403,058)	$(4,340,577)

Class C
Issued from the sale of shares	4,971,733	$60,338,041	5,539,383	$59,909,721
Issued in connection with the reinvestment of distributions	143,826	1,750,082	82,284	901,682
Redeemed	(1,930,707)	(23,457,007)	(1,683,762)	(18,156,728)

Net change	3,184,852	$38,631,116	3,937,905	$42,654,675

Class Y
Issued from the sale of shares	4,875,867	$59,587,010	2,459,788	$27,430,717
Issued in connection with the reinvestment of distributions	102,891	1,263,048	63,520	692,382
Redeemed	(2,443,989)	(29,878,028)	(1,576,971)	(16,945,061)

Net change	2,534,769	$30,972,030	946,337	$11,178,038

Increase (decrease) from capital share transactions	10,505,422	$128,799,979	5,312,428	$58,618,493

	Year Ended September 30, 2010		Year Ended September 30, 2009
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	7,886,065	$37,432,096	9,902,651	$37,553,280
Issued in connection with the reinvestment of distributions	740,661	3,486,120	702,667	2,621,142
Redeemed	(8,110,153)	(38,368,078)	(6,362,694)	(24,378,951)

Net change	516,573	$2,550,138	4,242,624	$15,795,471

Class B
Issued from the sale of shares	27,891	$131,139	22,526	$84,592
Issued in connection with the reinvestment of distributions	13,045	61,362	21,555	78,355
Redeemed	(143,704)	(680,984)	(229,184)	(845,267)

Net change	(102,768)	$(488,483)	(185,103)	$(682,320)

Class C
Issued from the sale of shares	1,272,869	$6,002,594	2,411,038	$9,092,790
Issued in connection with the reinvestment of distributions	138,274	650,996	155,802	577,576
Redeemed	(1,443,966)	(6,801,815)	(949,303)	(3,508,124)

Net change	(32,823)	$(148,225)	1,617,537	$6,162,242

Class Y
Issued from the sale of shares	10,174,824	$47,942,376	22,731,680	$88,407,570
Issued in connection with the reinvestment of distributions	940,961	4,395,066	650,415	2,696,934
Redeemed	(20,410,850)	(95,761,418)	(740,730)	(3,068,585)

Net change	(9,295,065)	$(43,423,976)	22,641,365	$88,035,919

Increase (decrease) from capital share transactions	(8,914,083)	$(41,510,546)	28,316,423	$109,311,312

81  |

Notes to Financial Statements (continued)

September 30, 2010

10.  Capital Shares (continued).

	Year Ended September 30, 2010		Year Ended September 30, 2009
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,454,026	$15,450,317	672,013	$6,666,998
Issued in connection with the reinvestment of distributions	25,628	268,292	5,103	49,865
Redeemed	(582,821)	(6,085,212)	(107,505)	(999,973)

Net change	896,833	$9,633,397	569,611	$5,716,890

Class C
Issued from the sale of shares	488,076	$5,290,541	238,418	$2,461,614
Issued in connection with the reinvestment of distributions	4,722	49,432	670	6,563
Redeemed	(212,865)	(2,176,537)	(40,421)	(390,729)

Net change	279,933	$3,163,436	198,667	$2,077,448

Class Y
Issued from the sale of shares	363,950	$3,901,435	148,246	$1,536,076
Issued in connection with the reinvestment of distributions	34,152	358,772	24,645	234,656
Redeemed	(805,893)	(8,515,480)	(54,815)	(509,028)

Net change	(407,791)	$(4,255,273)	118,076	$1,261,704

Increase (decrease) from capital share transactions	768,975	$8,541,560	886,354	$9,056,042

	Year Ended September 30, 2010		Year Ended September 30, 2009
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	11,266,230	$133,267,058	8,687,955	$97,183,574
Issued in connection with the reinvestment of distributions	199,254	2,358,259	242,614	2,733,365
Redeemed	(8,020,196)	(94,867,976)	(8,273,983)	(93,400,549)

Net change	3,445,288	$40,757,341	656,586	$6,516,390

Class B
Issued from the sale of shares	74,327	$877,417	130,399	$1,438,679
Issued in connection with the reinvestment of distributions	4,282	50,516	7,515	84,528
Redeemed	(124,533)	(1,466,258)	(167,898)	(1,871,502)

Net change	(45,924)	$(538,325)	(29,984)	$(348,295)

Class C
Issued from the sale of shares	4,108,090	$48,568,618	6,162,236	$68,267,485
Issued in connection with the reinvestment of distributions	41,123	487,281	42,444	479,083
Redeemed	(2,221,038)	(26,267,537)	(3,881,272)	(43,578,196)

Net change	1,928,175	$22,788,362	2,323,408	$25,168,372

Class Y
Issued from the sale of shares	10,058,653	$119,749,282	2,463,987	$28,003,881
Issued in connection with the reinvestment of distributions	40,673	484,828	14,127	160,181
Redeemed	(4,553,430)	(54,266,299)	(668,533)	(7,560,045)

Net change	5,545,896	$65,967,811	1,809,581	$20,604,017

Increase (decrease) from capital share transactions	10,873,435	$128,975,189	4,759,591	$51,940,484

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Notes to Financial Statements (continued)

September 30, 2010

10. Capital Shares (continued).

	Year Ended September 30, 2010		Year Ended September 30, 2009
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	102,095,738	$1,433,327,434	197,022,094	$2,182,492,582
Issued in connection with the reinvestment of distributions	19,067,875	267,178,534	27,449,011	301,119,073
Redeemed	(143,344,700)	(2,011,259,494)	(269,140,105)	(2,956,389,363)

Net change	(22,181,087)	$(310,753,526)	(44,669,000)	$(472,777,708)

Class B
Issued from the sale of shares	186,206	$2,622,085	498,498	$5,392,143
Issued in connection with the reinvestment of distributions	248,193	3,496,666	443,741	4,856,521
Redeemed	(2,205,963)	(31,123,182)	(3,184,682)	(35,016,126)

Net change	(1,771,564)	$(25,004,431)	(2,242,443)	$(24,767,462)

Class C
Issued from the sale of shares	56,633,554	$798,369,591	123,246,746	$1,377,861,744
Issued in connection with the reinvestment of distributions	8,306,362	117,036,115	11,167,692	123,558,637
Redeemed	(80,289,909)	(1,131,902,366)	(98,406,847)	(1,085,168,243)

Net change	(15,349,993)	$(216,496,660)	36,007,591	$416,252,138

Class Y
Issued from the sale of shares	71,382,373	$1,004,096,644	132,053,741	$1,485,053,461
Issued in connection with the reinvestment of distributions	3,481,005	48,849,457	2,940,277	33,107,757
Redeemed	(56,938,380)	(797,459,413)	(45,930,609)	(513,425,165)

Net change	17,924,998	$255,486,688	89,063,409	$1,004,736,053

Admin Class*
Issued from the sale of shares	309,466	$4,414,761	—	$—
Issued in connection with the reinvestment of distributions	2,485	35,684	—	—
Redeemed	(13,316)	(193,142)	—	—

Net change	298,635	$4,257,303	—	$—

Increase (decrease) from capital share transactions	(21,079,011)	$(292,510,626)	78,159,557	$923,443,021

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.

83  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

|  84

Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trusts was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Natixis Funds Trust I

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	134,327,075	2,191,679
Wendell J. Knox	134,206,797	2,311,957
Erik R. Sirri	134,310,617	2,208,138
Peter J. Smail	134,368,549	2,150,205

*	Trust-wide voting results.

Loomis Sayles Funds II

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,717,408,736	24,631,425
Wendell J. Knox	1,717,302,502	24,737,659
Erik R. Sirri	1,717,226,576	24,813,585
Peter J. Smail	1,717,449,661	24,590,500

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trusts: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

85  |

2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.25%
High Income	0.32%
Strategic Income	3.25%

Qualified Dividend Income.  For the fiscal year ended September 30, 2010, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
Strategic Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); and since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri[1] (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail[1] (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

John T. Hailer[3] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

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Trustee and Officer Information

[1]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

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Trustee and Officer Information

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

91  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10
Loomis Sayles Core Plus Bond Fund	$40,127	$39,190	$58	$75	$6,566	$7,511	$—	$—

1.	Audit-related fees consist of:

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory advice.

2.	Tax fees consist of:

2009 - review of Registrant’s tax returns and consulting services with respect to new security types.

2010 - review of Registrant’s tax returns, consulting services with respect to new security types and consulting services related to new Massachusetts filing requirements,

Aggregate fees billed to the Registrant for non-audit services during 2009 and 2010 were $6,624 and $7,586, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/08- 9/30/09	10/01/09- 9/30/10
Control Affiliates	$18,500	$174,242

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	November 22, 2010

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date:	November 22, 2010